Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2011 November 7, 2011

Supplemental Financial Information – Unaudited November 7, 2011

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q3 2011 – Q3 2010	9

Consolidated Statements of Operations Q3 & YTD 2011/2010	11

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q3 & YTD 2011/2010	12

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q3 & YTD 2011/2010	13

Pro Forma Comparable Consolidated Statements of Operations Q3 2011 – Q1 2010	14

EARNINGS GUIDANCE FOR FULL YEAR 2011	15

Earnings Guidance for Full Year 2011	16

Reconciliation of Net Loss to Adjusted EBITDA and Adjusted FFO FY 2011	17

CAPITALIZATION	18

Comparative Capitalization Q3 2011 – Q3 2010	19

Debt Summary Schedule	20

Amortization and Debt Maturity Schedule	21

Supplemental Financial Information – Unaudited November 7, 2011

PROPERTY-LEVEL DATA	22

PROPERTY-LEVEL OPERATING STATISTICS	24

Q1 2011/2010	25

Q2 2011/2010	26

Q3 2011/2010	27

YTD Q3 2011/2010	28

Q4 2010	29

FY 2010/2009	30

OPERATING STATISTICS BY BRAND & GEOGRAPHY	31

Comparable Portfolio Operating Statistics by Brand Q3 & YTD 2011/2010	32

Comparable Portfolio Property-Level 2010 EBITDA Contribution by Brand	33

Comparable Portfolio Operating Statistics by Region Q3 & YTD 2011/2010	34

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	35

Property-Level EBITDA Q3 2011/2010, YTD 2011/2010	36

Property-Level EBITDA Margins Q3 2011/2010, YTD 2011/2010	37

APPENDIX	38

Reconciliations of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA	39

Property-Level EBITDA Reconciliations	55

Supplemental Financial Information – Unaudited November 7, 2011

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information – Unaudited November 7, 2011

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of September 30, 2011, has interests in 32 hotels comprised of 13,206 rooms, excluding one hotel classified as held for sale. Sunstone’s hotels are primarily in the upper-upscale segment and are generally operated under nationally recognized brands, such as Marriott, Hilton, Fairmont, Hyatt, and Starwood.

The Sunstone team is focused on maximizing shareholder value through a comprehensive, cycle-appropriate approach to portfolio management. Sunstone’s strategy is predicated on:

•                  Acquiring upper-upscale and luxury hotels with nationally recognized brands in markets with high barriers to entry;

•                  Enhancing the value of our hotels through major capital projects and repositionings;

•                  Optimizing the performance of our portfolio through aggressive asset management;

•                  Recycling capital through opportunistic dispositions of assets that are not expected to generate returns above our risk-adjusted cost of capital; and

•                  Minimizing our cost of capital through disciplined balance sheet management.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
President & Chief Executive Officer
(949) 382-3012

John Arabia
Executive Vice President of Corporate Strategy & Chief Financial Officer
(949) 382-3008

Bryan Giglia
Senior Vice President – Corporate Finance
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information – Unaudited November 7, 2011

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 7, 2011, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information – Unaudited November 7, 2011

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: (1) Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; (2) Adjusted EBITDA (as defined below); (3) Funds From Operations, or FFO; (4) Adjusted FFO (as defined below); and (5) comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin for the purpose of our operating margins.

EBITDA represents net income (loss) excluding: (1) non-controlling interests; (2) interest expense; (3) provision for income taxes, including income taxes applicable to sale of assets; and (4) depreciation and amortization. In addition, we have presented Adjusted EBITDA, which excludes: (1) amortization of deferred stock compensation; (2) the impact of any gain or loss from asset sales; (3) impairment charges; and (4) other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income (loss) to EBITDA and Adjusted EBITDA are set forth on pages 39 – 54.  We believe comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which excludes penalties, written-off deferred financing costs, impairment losses and other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income (loss) to FFO and Adjusted FFO are set forth on pages 39 – 54.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information – Unaudited November 7, 2011

Our 32 hotel comparable portfolio includes all hotels owned by the Company as of September 30, 2011, excluding the Valley River Inn, which has been classified as held for sale as of September 30, 2011 and included in discontinued operations for all periods presented in anticipation of its sale in October 2011.  The 32 hotel comparable portfolio also includes operating results for the Renaissance Westchester during the period it was held in receivership prior to the Company’s reacquisition in June 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, and the Hilton San Diego Bayfront acquired by the Company in April 2011.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable portfolio hotel EBITDA and comparable portfolio hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information – Unaudited November 7, 2011

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information – Unaudited November 7, 2011

Condensed Consolidated Balance Sheets
Q3 2011 – Q3 2010

(In thousands)	9/30/2011 (1)	6/30/2011 (2)	3/31/2011 (3)	12/31/2010 (4)	9/30/2010 (5)

Assets
Investment in hotel properties:
Land	$265,108	$265,108	$266,914	$274,590	$274,591
Buildings & improvements	2,621,142	2,601,310	2,175,430	1,964,535	1,958,697
Furniture, fixtures, & equipment	337,673	329,826	295,691	258,962	254,893
Other	192,249	205,253	186,548	73,899	53,171
	3,416,172	3,401,497	2,924,583	2,571,986	2,541,352
Less accumulated depreciation & amortization	(622,272)	(587,560)	(562,720)	(537,763)	(513,270)
	2,793,900	2,813,937	2,361,863	2,034,223	2,028,082

Other real estate investments:
Land	2,768	2,768	2,768	2,768	2,768
Buildings & improvements	9,397	9,297	9,297	9,297	9,296
Furniture, fixtures, & equipment	5,494	4,897	6,796	6,687	6,497
Other	600	787	498	304	188

Less accumulated depreciation	(6,314)	(6,109)	(7,250)	(7,044)	(6,849)
	11,945	11,640	12,109	12,012	11,900

Investments in unconsolidated joint ventures	-	-	-	246	449

Other assets, net	124,259	137,210	59,787	26,395	23,428

Current assets:
Cash and cash equivalents	159,974	144,728	153,214	277,976	71,089
Restricted cash	63,767	61,143	61,370	55,972	72,388
Other current assets, net	55,711	62,932	161,816	29,282	166,126

Total assets	$3,209,556	$3,231,590	$2,810,159	$2,436,106	$2,373,462

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information – Unaudited November 7, 2011

Condensed Consolidated Balance Sheets
Q3 2011 – Q3 2010 (cont.)

(In thousands)	9/30/2011 (1)	6/30/2011 (2)	3/31/2011 (3)	12/31/2010 (4)	9/30/2010 (5)

Liabilities
Current liabilities:
Current portion of notes payable	$324,279	$292,189	$288,699	$16,486	$94,810
Other current liabilities	104,116	98,571	102,071	84,762	254,287
Total current liabilities	428,395	390,760	390,770	101,248	349,097

Notes payable, less current portion	1,280,927	1,318,530	1,103,089	1,066,514	979,707
Senior exchangeable notes, less discount (6)	61,095	60,826	60,565	60,303	60,050
Other liabilities	12,295	10,764	9,517	8,742	7,923

Total liabilities	1,782,712	1,780,880	1,563,941	1,236,807	1,396,777

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	-	-	-

Common stock, $0.01 par value, 500,000,000 shares authorized	1,173	1,172	1,172	1,170	973

Additional paid in capital	1,311,918	1,311,037	1,314,099	1,313,498	1,121,460
Retained earnings (deficit)	103,091	119,613	80,928	29,593	(6,079)
Cumulative dividends	(437,959)	(430,522)	(423,212)	(418,075)	(412,938)
Accumulated other comprehensive loss	(3,137)	(3,137)	(3,137)	(3,137)	(2,981)
Total stockholders’ equity	1,266,336	1,289,413	1,146,100	1,099,299	876,685
Non-controlling interest in consolidated joint ventures	60,508	61,297	118	-	-

Total equity	1,326,844	1,350,710	1,146,218	1,099,299	876,685

Total liabilities and equity	$3,209,556	$3,231,590	$2,810,159	$2,436,106	$2,373,462

(1) As presented on Form 10-Q to be filed 11/09/11.
(2) As presented on Form 10-Q filed 08/09/11.
(3) As presented on Form 10-Q filed 05/06/11.
(4) As presented on Form 10-K filed 02/17/11.
(5) As presented on Form 10-Q filed 11/04/10.
(6) Face value of $62.5 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information – Unaudited November 7, 2011

Consolidated Statements of Operations Q3 & YTD 2011/2010

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2011	2010	2011	2010

Revenues
Room	$150,584	$105,927	$407,344	$302,033
Food and beverage	44,153	34,671	134,481	111,206
Other operating	17,597	11,877	47,821	34,415
Total revenues	212,334	152,475	589,646	447,654
Operating expenses
Room	37,894	27,033	102,782	77,378
Food and beverage	34,882	27,656	100,714	82,768
Other operating	6,871	5,734	19,059	17,113
Advertising and promotion	10,338	7,776	29,325	22,782
Repairs and maintenance	8,349	6,452	23,870	19,247
Utilities	8,441	6,593	22,518	17,750
Franchise costs	7,942	5,727	20,676	15,878
Property tax, ground lease and insurance	17,197	10,671	45,762	31,354
Property general and administrative	24,768	18,045	70,013	53,199
Corporate overhead	6,943	4,802	20,916	14,510
Depreciation and amortization	34,176	23,043	93,057	69,264
Impairment loss	10,862	-	10,862	1,943
Total operating expenses	208,663	143,532	559,554	423,186
Operating income	3,671	8,943	30,092	24,468
Equity in earnings of unconsolidated joint ventures	-	200	21	475
Interest income and other income (loss)	1,544	(280)	2,973	(10)
Interest expense	(21,792)	(16,506)	(60,729)	(53,235)
Gain on remeasurement of equity interests	-	-	69,230	-
Income (loss) from continuing operations	(16,577)	(7,643)	41,587	(28,302)
Income from discontinued operations	24	31,296	32,124	31,172
Net income (loss)	(16,553)	23,653	73,711	2,870
(Income) loss from consolidated joint venture attributable to non-controlling interest	31	-	(213)	-
Distributions to non-controlling interest	(8)	-	(22)	-
Preferred stock dividends and accretion	(7,437)	(5,141)	(19,884)	(15,515)
Undistributed income allocated to unvested restricted stock compensation	-	(232)	(638)	-
Income available (loss attributable) to common stockholders	$(23,967)	$18,280	$52,954	$(12,645)

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.20)	$(0.13)	$0.18	$(0.45)
Income from discontinued operations	-	0.32	0.27	0.32
Basic income available (loss attributable) to common stockholders per common share	$(0.20)	$0.19	$0.45	$(0.13)

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.20)	$(0.13)	$0.18	$(0.45)
Income from discontinued operations	-	0.32	0.27	0.32
Diluted income available (loss attributable) to common stockholders per common share	$(0.20)	$0.19	$0.45	$(0.13)

Weighted average common shares outstanding:
Basic	117,254	97,250	117,186	97,163
Diluted	117,254	97,612	117,268	97,163

Dividends declared per common share	$-	$-	$-	$-

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA
Q3 & YTD 2011/2010

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2011	2010	2011	2010

Net income (loss)	$(16,553)	$23,653	$73,711	$2,870
Operations held for investment:
Depreciation and amortization	34,176	23,043	93,057	69,264
Amortization of lease intangibles	1,035	76	2,971	226
Interest expense	19,595	15,954	55,581	48,756
Interest expense - default rate	-	-	-	884
Amortization of deferred financing fees	840	300	2,265	1,093
Write-off of deferred financing fees	-	-	-	1,585
Loan penalties and fees	-	-	-	174
Non-cash interest related to discount on Senior Notes	270	252	792	743
Non-cash interest related to loss on derivatives, net	1,087	-	2,091	-
Non-controlling interests:
(Income) loss from consolidated joint venture attributable to non-controlling interest	31	-	(213)	-
Depreciation and amortization	(1,414)	-	(2,598)	-
Interest expense	(549)	-	(1,005)	-
Amortization of deferred financing fees	(56)	-	(103)	-
Non-cash interest related to loss on derivative	(4)	-	(32)	-
Unconsolidated joint ventures:
Depreciation and amortization	-	13	3	40
Discontinued operations:
Depreciation and amortization	-	2,380	1,951	6,342
Interest expense	158	2,586	472	8,314
Interest expense - default rate	-	2,038	-	6,392
Amortization of deferred financing fees	3	134	9	406
Loan penalties and fees	-	282	-	927
EBITDA	38,619	70,711	228,952	148,016

Operations held for investment:
Amortization of deferred stock compensation	697	757	2,170	2,405
Non-cash straightline lease expense	696	340	1,702	738
(Gain) loss on sale of assets	(17)	383	(73)	383
Gain on remeasurement of equity interests	-	-	(69,230)	-
Due diligence costs - abandoned project	-	938	-	938
Closing costs - completed acquisitions	-	-	3,372	-
Impairment loss	10,862	-	10,862	1,943
Lawsuit settlement costs	1,620	-	1,620	-
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	(243)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	4	2	21
Discontinued operations:
(Gain) loss on sale of assets	52	-	(13,966)	-
Impairment loss	-	-	1,495	-
Gain on extinguishment of debt	-	(40,473)	(18,145)	(47,220)
Closing costs - completed acquisitions	-	6,774	-	6,774
	13,796	(31,277)	(80,434)	(34,018)

Adjusted EBITDA	$52,415	$39,434	$148,518	$113,998

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
Q3 & YTD 2011/2010

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2011	2010	2011	2010

Net income (loss)	$(16,553)	$23,653	$73,711	$2,870
Preferred stock dividends	(7,437)	(5,141)	(19,884)	(15,515)
Operations held for investment:
Real estate depreciation and amortization	33,882	22,906	92,186	68,858
Amortization of lease intangibles	1,035	76	2,971	226
(Gain) loss on sale of assets	(17)	383	(73)	383
Non-controlling interests:
(Income) loss from consolidated joint venture attributable to non-controlling interest	31	-	(213)	-
Real estate depreciation and amortization	(1,414)	-	(2,598)	-
Discontinued operations:
Real estate depreciation and amortization	-	2,380	1,951	6,342
(Gain) loss on sale of assets	52	-	(13,966)	-
FFO available to common stockholders	9,579	44,257	134,085	63,164

Operations held for investment:
Interest expense - default rate	-	-	-	884
Write-off of deferred financing fees	-	-	-	1,585
Loan penalties and fees	-	-	-	174
Non-cash straightline lease expense	696	340	1,702	738
Non-cash interest related to loss on derivatives, net	1,087	-	2,091	-
Gain on remeasurement of equity interests	-	-	(69,230)	-
Due diligence costs - abandoned project	-	938	-	938
Closing costs - completed acquisitions	-	-	3,372	-
Impairment loss	10,862	-	10,862	1,943
Lawsuit settlement costs	1,620	-	1,620	-
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	(243)	-
Non-cash interest related to loss on derivative	(4)	-	(32)	-
Discontinued operations:
Interest expense - default rate	-	2,038	-	6,392
Loan penalties and fees	-	282	-	927
Impairment loss	-	-	1,495	-
Gain on extinguishment of debt	-	(40,473)	(18,145)	(47,220)
Closing costs - completed acquisitions	-	6,774	-	6,774
	14,147	(30,101)	(66,508)	(26,865)

Adjusted FFO available to common stockholders	$23,726	$14,156	$67,577	$36,299

FFO available to common stockholders per diluted share	$0.08	$0.45	$1.14	$0.65

Adjusted FFO available to common stockholders per diluted share	$0.20	$0.15	$0.58	$0.37

Basic weighted average shares outstanding	117,254	97,250	117,186	97,163
Shares associated with unvested restricted stock awards	-	362	82	372
Diluted weighted average shares outstanding (1)	117,254	97,612	117,268	97,535

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.09 and $0.45, respectively, for the three months ended September 30, 2011 and 2010, and $1.14 and $0.67, respectively, for the nine months ended September 30, 2011 and 2010.

On an “as-converted” basis,  Adjusted FFO available to common stockholders per diluted share is $0.21 and $0.15, respectively, for the three months ended September 30, 2011 and 2010, and $0.59 and $0.40, respectively, for the nine months ended September 30, 2011 and 2010.

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information – Unaudited November 7, 2011

Pro Forma Comparable Consolidated Statements of Operations
Q3 2011 – Q1 2010

	Three Months Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2010	2010	2010
Revenues
Room	$150,584	$152,790	$128,120	$155,705	$138,466	$142,502	$119,228
Food and beverage	44,153	52,315	49,767	59,360	43,900	49,974	49,502
Other operating	17,597	17,213	16,142	17,424	17,304	16,721	16,158

Total revenues	212,334	222,318	194,029	232,489	199,670	209,197	184,888

Operating Expenses
Room	37,894	36,419	34,395	39,134	35,164	34,480	31,160
Food and beverage	34,882	36,979	36,443	41,979	34,509	35,882	34,874
Other expenses	83,906	80,650	80,117	87,463	80,519	81,046	76,967
Corporate overhead	6,943	6,316	7,657	7,461	4,802	5,132	4,576
Depreciation and amortization	34,176	33,576	31,650	30,545	30,481	30,666	30,993
Impairment loss	10,862	-	-	-	-	1,943	-

Total operating expenses	208,663	193,940	190,262	206,582	185,475	189,149	178,570

Operating Income	3,671	28,378	3,767	25,907	14,195	20,048	6,318

Interest income and other income (loss)	164	60	109	121	(280)	99	171
Interest expense	(21,792)	(21,465)	(20,480)	(20,825)	(20,468)	(20,390)	(21,919)
Gain on remeasurement of equity interests	-	-	69,230	-	-	-	-

Income (loss) from continuing operations	(17,957)	6,973	52,626	5,203	(6,553)	(243)	(15,430)
Income from discontinued operations	24	30,783	1,317	37,433	31,296	3,964	(4,088)

Net Income (Loss)	$(17,933)	$37,756	$53,943	$42,636	$24,743	$3,721	$(19,518)

Adjusted EBITDA (2)	$50,798	$62,818	$37,962	$59,951	$46,331	$53,208	$37,904

(1) Includes the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the acquisition of BuyEfficient and the Series D preferred stock offering all completed in 2011.  Excludes interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan's sale in October 2011.

(2) Pro forma Adjusted EBITDA reconciliations on pages 39, 41, 43, 45, 47, 49 and 51 of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information – Unaudited November 7, 2011

EARNINGS GUIDANCE FOR FULL YEAR 2011

EARNINGS GUIDANCE FOR FULL YEAR 2011	Page 15

Supplemental Financial Information – Unaudited November 7, 2011

Earnings Guidance for Full Year 2011

The Company is providing guidance at this time but does not undertake to make updates for any developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company has provided guidance for the full year 2011. The Company’s guidance does not take into account any additional hotel acquisitions, dispositions or financings during 2011.

For the full year 2011, the Company has revised its most recently provided guidance as follows:

Metric	Prior Guidance (1)	Adjusted Prior Guidance (2)	Current Guidance	Change to Adjusted Prior Midpoint
Comparable Hotel RevPAR (3)	+6% - 8%	+6% - 8%	+6% - 8%	-
Net Loss (4)	($14) - ($3)	($17) - ($6)	($15) - ($10)	-$1.0
Adjusted EBITDA ($ millions)	$203 - $214	$201 - $212	$204 - $209	-
Adjusted FFO ($ millions)	$91 - $102	$89 - $100	$93 - $98	+$1.0
Adjusted FFO per diluted share	$0.77 - $0.87	$0.76 - $0.86	$0.79 - $0.84	+$0.005

(1) Reflects guidance presented on 8/8/2011.

(2) Prior guidance has been adjusted down by $1.4 million to reflect the sale of the mortgage note secured by the Royal Palm Hotel.

(3) Includes 32 comparable hotels.

(4) Net loss reflects loss attributable to common stockholders plus preferred stock dividends. Guidance for the full year 2011 includes the Company’s ownership results for all acquisitions and dispositions, and includes the Company’s 75% ownership results for the Hilton San Diego Bayfront.

EARNINGS GUIDANCE FOR FULL YEAR 2011	Page 16

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Net Loss to Adjusted EBITDA and Adjusted FFO
FY 2011

Reconciliation of Net Loss to Adjusted EBITDA (1)
	Year Ended
	December 31, 2011
(In thousands except per share amounts)	Low	High

Net loss	$(15,200)	$(9,800)
Depreciation and amortization	130,000	130,000
Amortization of lease intangibles	4,000	4,000
Interest expense	75,900	75,900
Amortization of deferred financing fees	3,000	3,000
Non-cash interest related to discount on Senior Notes	1,100	1,100
Amortization of deferred stock compensation	3,000	3,000
Non-cash straightline lease expense	2,200	2,200
Adjusted EBITDA	$204,000	$209,400

Reconciliation of Net Loss to Adjusted FFO (1)

Net loss	$(15,200)	$(9,800)
Preferred stock dividends	(27,400)	(27,400)
Real estate depreciation and amortization	129,100	129,100
Amortization of lease intangibles	4,000	4,000
Non-cash straightline lease expense	2,200	2,200
Adjusted FFO available to common stockholders	$92,700	$98,100

Adjusted FFO available to common stockholders per diluted share	$0.79	$0.84

Diluted weighted average shares outstanding	117,400	117,400

(1) Guidance for the full  year 2011 includes the Company’s ownership results for all acquisitions and dispositions, and includes the Company’s 75% ownership results for the Hilton San Diego Bayfront.

EARNINGS GUIDANCE FOR FULL YEAR 2011	Page 17

Supplemental Financial Information – Unaudited November 7, 2011

CAPITALIZATION

CAPITALIZATION	Page 18

Supplemental Financial Information – Unaudited November 7, 2011

Comparative Capitalization

Q3 2011 – Q3 2010

(In thousands, except per share data)	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Common Share Price & Dividends
At the end of the quarter	$5.69	$9.27	$10.19	$10.33	$9.07
High during quarter ended	$10.03	$10.50	$10.90	$10.93	$10.95
Low during quarter ended	$5.10	$8.65	$9.28	$9.33	$8.27
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	118,672	118,334	117,941	117,619	98,512
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	118,672	118,334	117,941	117,619	98,512

Capitalization
Market value of common equity	$675,244	$1,096,956	$1,201,819	$1,215,004	$893,504
Liquidation value of preferred equity - Series A	176,250	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	-	-	-
Consolidated debt (2)	1,577,706	1,673,219	1,454,288	1,145,500	1,137,017
Consolidated total capitalization	2,644,200	3,161,425	2,932,357	2,636,754	2,306,771

Non-controlling interest in consolidated debt	(59,637)	(59,820)	-	-	-
Pro rata total capitalization	$2,584,563	$3,101,605	$2,932,357	$2,636,754	$2,306,771

Consolidated debt to total capitalization	59.7%	52.9%	49.6%	43.4%	49.3%
Pro rata debt to pro rata total capitalization	58.7%	52.0%	49.6%	43.4%	49.3%
Consolidated debt and preferred equity to total capitalization	74.5%	65.3%	59.0%	53.9%	61.3%
Pro rata debt and preferred equity to total capitalization	73.9%	64.6%	59.0%	53.9%	61.3%

(1) Reflects shares outstanding at respective dates.

(2) Consolidated debt at 9/30/2011 includes the effects of the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage.

CAPITALIZATION	Page 19

Supplemental Financial Information – Unaudited November 7, 2011

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2011	Subsequent	November 7, 2011	Full Year 2011	Balance At
Debt	Collateral	Spread	Date	Balance	Event (1)	Balance (2)	Principal Amortization (3)	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Long Beach	4.98%	7/1/2012	$32,664	$-	$32,664	$790	$31,982
Secured Mortgage Debt	Rochester laundry facility	9.88%	6/1/2013	1,773	-	1,773	946	-
Secured Mortgage Debt	Doubletree Guest Suites Minneapolis	5.34%	5/1/2015	17,294	-	17,294	435	15,508
Secured Mortgage Debt	Hilton Del Mar	5.34%	5/1/2015	25,081	-	25,081	630	22,491
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	23,023	-	23,023	579	20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	15,009	-	15,009	377	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	27,194	-	27,194	683	24,385
Secured Mortgage Debt	Marriott Troy	5.34%	5/1/2015	35,208	-	35,208	885	31,572
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	44,925	-	44,925	1,129	40,285
Secured Mortgage Debt	The Kahler Grand	5.34%	5/1/2015	27,695	-	27,695	696	24,834
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	41,642	-	41,642	676	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	99,595	-	99,595	6,411	84,919
Secured Mortgage Debt	Marriott Del Mar	5.69%	1/11/2016	47,610	-	47,610	540	44,711
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,919	-	32,919	461	30,522
Secured Mortgage Debt	Renaissance Orlando Resort at SeaWorld®	5.52%	7/1/2016	82,582	-	82,582	1,846	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	74,346	-	74,346	1,000	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000	-	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	69,750	-	69,750	378	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	91,413	-	91,413	1,313	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	130,935	-	130,935	1,838	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	62,500	-	62,500	-	62,500
Total Fixed Rate Debt				1,159,158	-	1,159,158	21,613	1,044,428
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 1.15%	1/9/2012	270,000	(270,000)	-	-	270,000
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	238,548	-	238,548	1,945	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	-	180,000	180,000	-	167,498
Credit Facility	Unsecured	L + 3.25% - 4.25%	11/1/2013	-	-	-	-	-
Total Variable Rate Debt				508,548	(90,000)	418,548	1,945	660,506

TOTAL DEBT				$1,667,706	$(90,000)	$1,577,706	$23,558	$1,704,934

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250	$-	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000	$-	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$-	$115,000

Debt Statistics
% Fixed Rate Debt				69.5%		73.5%
% Floating Rate Debt				30.5%		26.5%
Average Interest Rate (4)				4.54%		4.97%
Weighted Average Maturity of Debt (5)				5.0 years		5.9 years

(1) Subsequent Event represents the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage. The new mortgage is interest only for the first 24 months, and bears a floating interest rate of 3-month LIBOR plus 325 basis points.

(2) Excludes the effects of principal amortization subsequent to September 30, 2011.

(3) Full year 2011 principal amortization on the mortgage debt secured by the Renaissance Harborplace includes $4.2 million which was transferred from the Company’s restricted cash account to the mortgage debt’s principal in compliance with the loan modification pursuant to the Company’s 2009 secured debt restructuring program.

(4) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at September 30, 2011 and includes the effect of the Company’s interest rate derivative agreements.

(5) Assumes the exchangeable senior notes remain outstanding to maturity. If the exchangeable senior notes were redeemed upon the first put date, the weighted average maturity would be approximately 4.4 years.

CAPITALIZATION	Page 20

Supplemental Financial Information – Unaudited November 7, 2011

Amortization and Debt Maturity Schedule

(1) Percentage of current total capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the 09/30/11 pro rata total capitalization as presented on page 19.

CAPITALIZATION	Page 21

Supplemental Financial Information – Unaudited November 7, 2011

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 22

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Data

Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

Hilton San Diego Bayfront	California	Hilton	1,190	9.01%	75%	Leasehold	2071	2011
Renaissance Washington DC	Washington DC	Marriott	807	6.11%	100%	Fee Simple		2005
Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.91%	100%	Fee Simple		2005
The Kahler Grand	Minnesota	Independent	668	5.06%	100%	Fee Simple		1999
Renaissance Harborplace	Maryland	Marriott	622	4.71%	100%	Leasehold	2085	2005
Renaissance Los Angeles Airport	California	Marriott	499	3.78%	100%	Fee Simple		2007
JW Marriott New Orleans	Louisiana	Marriott	494	3.74%	100%	Leasehold	2081	2011
Hilton North Houston	Texas	Hilton	480	3.63%	100%	Fee Simple		2002
Marriott Quincy	Massachusettes	Marriott	464	3.51%	100%	Fee Simple		2007
Doubletree Guest Suites Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2127	2011
Hilton Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2091	2006
Fairmont Newport Beach	California	Fairmont	444	3.36%	100%	Leasehold	2082	2005
Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.12%	100%	Fee Simple		2007
Hyatt Regency Newport Beach	California	Hyatt	403	3.05%	100%	Leasehold	2048	2002
Marriott Tysons Corner	Virginia	Marriott	396	3.00%	100%	Fee Simple		2002
Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
Embassy Suites Chicago	Illinois	Hilton	367	2.78%	100%	Fee Simple		2002
Marriott Troy	Michigan	Marriott	350	2.65%	100%	Fee Simple		2002
Renaissance Westchester	New York	Marriott	347	2.63%	100%	Fee Simple		2005
Embassy Suites La Jolla	California	Hilton	340	2.57%	100%	Fee Simple		2006
Marriott Philadephia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
Marriott Del Mar	California	Marriott	284	2.15%	100%	Fee Simple		2006
Kahler Inn & Suites	Minnesota	Independent	271	2.05%	100%	Fee Simple		1999
Hilton Del Mar	California	Hilton	257	1.95%	100%	Fee Simple		2002
Marriott Portland	Oregon	Marriott	249	1.89%	100%	Fee Simple		2000
Doubletree Guest Suites Minneapolis	Minnesota	Hilton	229	1.73%	100%	Fee Simple		2002
Sheraton Cerritos	California	Starwood	203	1.54%	100%	Leasehold	2087	2005
Marriott Rochester	Minnesota	Marriott	203	1.54%	100%	Fee Simple		1999
Marriott Park City	Utah	Marriott	199	1.51%	100%	Fee Simple		1999
Courtyard by Marriott Los Angeles	California	Marriott	185	1.40%	100%	Leasehold	2096	1999
Residence Inn by Marriott Rochester	Minnesota	Marriott	89	0.67%	100%	Fee Simple		2004

			13,206	100%

(1) Assumes the full exercise of all lease extensions.

(2) Reflects 100% economic interest in the Renaissance Orlando.

PROPERTY-LEVEL DATA	Page 23

Supplemental Financial Information – Unaudited November 7, 2011

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 24

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

Q1 2011/2010

		ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Courtyard by Marriott Los Angeles	$134.51	$117.99	14.0%	78.6%	93.2%	-15.7%	$105.72	$109.97	-3.9%
2	Doubletree Guest Suites Minneapolis	97.53	89.13	9.4%	48.1%	55.6%	-13.5%	46.91	49.56	-5.3%
3	Doubletree Guest Suites Times Square (1)	237.25	223.07	6.4%	92.3%	85.8%	7.6%	218.98	191.39	14.4%
4	Embassy Suites Chicago	134.23	130.14	3.1%	61.8%	59.8%	3.3%	82.95	77.82	6.6%
5	Embassy Suites La Jolla	150.26	150.68	-0.3%	75.7%	70.9%	6.8%	113.75	106.83	6.5%
6	Fairmont Newport Beach	126.68	124.10	2.1%	76.8%	74.3%	3.4%	97.29	92.21	5.5%
7	Hilton Del Mar	120.29	111.87	7.5%	63.5%	61.1%	3.9%	76.38	68.35	11.8%
8	Hilton North Houston	101.25	114.41	-11.5%	76.0%	73.9%	2.8%	76.95	84.55	-9.0%
9	Hilton San Diego Bayfront (1)	208.35	188.70	10.4%	80.1%	70.3%	13.9%	166.89	132.66	25.8%
10	Hilton Times Square	231.02	225.15	2.6%	84.9%	83.0%	2.3%	196.14	186.87	5.0%
11	Hyatt Regency Newport Beach	121.46	104.09	16.7%	80.7%	82.5%	-2.2%	98.02	85.87	14.1%
12	JW Marriott New Orleans (1)	174.55	153.55	13.7%	77.5%	84.0%	-7.7%	135.28	128.98	4.9%
13	Kahler Grand	112.11	101.38	10.6%	54.1%	53.4%	1.3%	60.65	54.14	12.0%
14	Kahler Inn & Suites	104.65	100.80	3.8%	63.7%	66.5%	-4.2%	66.66	67.03	-0.6%
15	Marriott Boston Long Wharf	186.21	179.95	3.5%	72.2%	72.3%	-0.1%	134.44	130.10	3.3%
16	Marriott Del Mar	136.57	135.81	0.6%	66.5%	66.0%	0.8%	90.82	89.63	1.3%
17	Marriott Houston	97.76	99.56	-1.8%	56.3%	58.7%	-4.1%	55.04	58.44	-5.8%
18	Marriott Park City	210.17	203.83	3.1%	88.2%	82.7%	6.7%	185.37	168.57	10.0%
19	Marriott Philadelphia	161.38	147.71	9.3%	57.4%	59.3%	-3.2%	92.63	87.59	5.8%
20	Marriott Portland	121.27	115.56	4.9%	69.7%	72.7%	-4.1%	84.53	84.01	0.6%
21	Marriott Quincy	146.53	139.49	5.0%	45.5%	54.5%	-16.5%	66.67	76.02	-12.3%
22	Marriott Rochester	197.56	197.90	-0.2%	52.8%	56.6%	-6.7%	104.31	112.01	-6.9%
23	Marriott Troy	122.20	113.78	7.4%	62.8%	66.1%	-5.0%	76.74	75.21	2.0%
24	Marriott Tysons Corner	178.54	163.08	9.5%	52.8%	64.3%	-17.9%	94.27	104.86	-10.1%
25	Renaissance Harborplace	150.61	155.10	-2.9%	58.5%	52.7%	11.0%	88.11	81.74	7.8%
26	Renaissance Los Angeles Airport	113.46	106.17	6.9%	79.4%	78.9%	0.6%	90.09	83.77	7.5%
27	Renaissance Long Beach	157.50	154.57	1.9%	69.4%	66.9%	3.7%	109.31	103.41	5.7%
28	Renaissance Orlando at SeaWorld ®	158.16	148.90	6.2%	76.3%	66.4%	14.9%	120.68	98.87	22.1%
29	Renaissance Washington DC	212.98	209.98	1.4%	71.8%	69.1%	3.9%	152.92	145.10	5.4%
30	Renaissance Westchester (1)	147.96	142.03	4.2%	51.7%	59.1%	-12.5%	76.50	83.94	-8.9%
31	Residence Inn by Marriott Rochester	126.03	119.82	5.2%	88.2%	76.4%	15.4%	111.16	91.54	21.4%
32	Sheraton Cerritos	116.76	112.10	4.2%	66.9%	72.9%	-8.2%	78.11	81.72	-4.4%

	Total Comparable Portfolio	$159.93	$150.94	6.0%	69.6%	68.6%	1.5%	$111.31	$103.54	7.5%

(1) Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

Q2 2011/2010

		ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Courtyard by Marriott Los Angeles	$127.86	$116.81	9.5%	81.6%	89.6%	-8.9%	$104.33	$104.66	-0.3%
2	Doubletree Guest Suites Minneapolis	123.87	108.36	14.3%	76.7%	78.0%	-1.7%	95.01	84.52	12.4%
3	Doubletree Guest Suites Times Square (1)	349.79	308.05	13.5%	98.3%	97.3%	1.0%	343.84	299.73	14.7%
4	Embassy Suites Chicago	204.94	191.20	7.2%	85.6%	81.0%	5.7%	175.43	154.87	13.3%
5	Embassy Suites La Jolla	149.78	151.12	-0.9%	81.0%	78.8%	2.8%	121.32	119.08	1.9%
6	Fairmont Newport Beach	127.19	115.69	9.9%	80.8%	77.8%	3.9%	102.77	90.01	14.2%
7	Hilton Del Mar	116.54	120.35	-3.2%	73.6%	69.1%	6.5%	85.77	83.16	3.1%
8	Hilton North Houston	106.58	115.97	-8.1%	68.5%	64.4%	6.4%	73.01	74.68	-2.2%
9	Hilton San Diego Bayfront (1)	188.63	185.99	1.4%	79.6%	76.1%	4.6%	150.15	141.54	6.1%
10	Hilton Times Square	298.08	287.03	3.8%	95.4%	91.3%	4.5%	284.37	262.06	8.5%
11	Hyatt Regency Newport Beach	123.35	118.16	4.4%	87.4%	87.2%	0.2%	107.81	103.04	4.6%
12	JW Marriott New Orleans (1)	173.28	153.84	12.6%	86.3%	83.6%	3.2%	149.54	128.61	16.3%
13	Kahler Grand	123.21	110.42	11.6%	58.5%	57.5%	1.7%	72.08	63.49	13.5%
14	Kahler Inn & Suites	107.19	103.21	3.9%	60.1%	63.8%	-5.8%	64.42	65.85	-2.2%
15	Marriott Boston Long Wharf	260.10	253.76	2.5%	89.0%	90.1%	-1.2%	231.49	228.64	1.2%
16	Marriott Del Mar	131.72	129.78	1.5%	68.1%	68.5%	-0.6%	89.70	88.90	0.9%
17	Marriott Houston	93.81	98.21	-4.5%	75.8%	64.3%	17.9%	71.11	63.15	12.6%
18	Marriott Park City	96.05	93.19	3.1%	46.5%	42.2%	10.2%	44.66	39.33	13.6%
19	Marriott Philadelphia	166.22	147.56	12.6%	76.0%	76.8%	-1.0%	126.33	113.33	11.5%
20	Marriott Portland	136.20	126.63	7.6%	82.6%	80.0%	3.2%	112.50	101.30	11.1%
21	Marriott Quincy	145.04	139.54	3.9%	74.3%	74.5%	-0.3%	107.76	103.96	3.7%
22	Marriott Rochester	210.47	198.66	5.9%	62.1%	64.2%	-3.3%	130.70	127.54	2.5%
23	Marriott Troy	122.55	114.25	7.3%	68.7%	68.2%	0.7%	84.19	77.92	8.1%
24	Marriott Tysons Corner	170.75	164.86	3.6%	79.5%	76.2%	4.3%	135.75	125.62	8.1%
25	Renaissance Harborplace	183.21	180.73	1.4%	75.5%	79.6%	-5.2%	138.32	143.86	-3.8%
26	Renaissance Los Angeles Airport	110.98	104.10	6.6%	80.4%	76.0%	5.8%	89.23	79.12	12.8%
27	Renaissance Long Beach	136.09	138.69	-1.9%	76.7%	63.9%	20.0%	104.38	88.62	17.8%
28	Renaissance Orlando at SeaWorld ®	128.53	132.66	-3.1%	70.9%	68.6%	3.4%	91.13	91.00	0.1%
29	Renaissance Washington DC	224.16	215.69	3.9%	83.8%	84.6%	-0.9%	187.85	182.47	2.9%
30	Renaissance Westchester (1)	141.84	137.20	3.4%	73.9%	66.2%	11.6%	104.82	90.83	15.4%
31	Residence Inn by Marriott Rochester	134.11	128.84	4.1%	83.9%	78.8%	6.5%	112.52	101.53	10.8%
32	Sheraton Cerritos	111.53	108.50	2.8%	87.8%	78.2%	12.3%	97.92	84.85	15.4%

	Total Comparable Portfolio	$169.74	$163.10	4.1%	77.7%	75.4%	3.1%	$131.89	$122.98	7.2%

(1) Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

Q3 2011/2010

		ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Courtyard by Marriott Los Angeles	$134.91	$115.24	17.1%	95.3%	91.5%	4.2%	$128.57	$105.44	21.9%
2	Doubletree Guest Suites Minneapolis	125.94	112.46	12.0%	86.5%	79.9%	8.3%	108.94	89.86	21.2%
3	Doubletree Guest Suites Times Square (1)	352.68	317.66	11.0%	97.8%	96.6%	1.2%	344.92	306.86	12.4%
4	Embassy Suites Chicago	192.78	189.44	1.8%	90.3%	80.9%	11.6%	174.08	153.26	13.6%
5	Embassy Suites La Jolla	169.02	168.85	0.1%	86.9%	81.8%	6.2%	146.88	138.12	6.3%
6	Fairmont Newport Beach	142.74	124.37	14.8%	74.7%	81.2%	-8.0%	106.63	100.99	5.6%
7	Hilton Del Mar	141.08	144.40	-2.3%	84.0%	78.3%	7.3%	118.51	113.07	4.8%
8	Hilton North Houston	103.25	109.40	-5.6%	55.0%	53.9%	2.0%	56.79	58.97	-3.7%
9	Hilton San Diego Bayfront (1)	189.48	188.56	0.5%	82.4%	76.5%	7.7%	156.13	144.25	8.2%
10	Hilton Times Square	300.70	283.84	5.9%	97.4%	89.3%	9.1%	292.88	253.47	15.5%
11	Hyatt Regency Newport Beach	146.45	138.34	5.9%	91.4%	87.5%	4.5%	133.86	121.05	10.6%
12	JW Marriott New Orleans (1)	125.25	120.39	4.0%	75.5%	75.2%	0.4%	94.56	90.53	4.5%
13	Kahler Grand	103.44	111.86	-7.5%	65.5%	61.7%	6.2%	67.75	69.02	-1.8%
14	Kahler Inn & Suites	109.77	100.62	9.1%	65.5%	59.9%	9.3%	71.90	60.27	19.3%
15	Marriott Boston Long Wharf	270.70	252.58	7.2%	89.2%	91.4%	-2.4%	241.46	230.86	4.6%
16	Marriott Del Mar	150.85	143.42	5.2%	85.8%	80.9%	6.1%	129.43	116.03	11.6%
17	Marriott Houston	87.39	96.14	-9.1%	71.2%	49.6%	43.5%	62.22	47.69	30.5%
18	Marriott Park City	100.94	95.20	6.0%	67.1%	67.1%	0.0%	67.73	63.88	6.0%
19	Marriott Philadelphia	154.95	144.38	7.3%	70.4%	70.2%	0.3%	109.08	101.35	7.6%
20	Marriott Portland	146.39	135.08	8.4%	90.0%	90.0%	0.0%	131.75	121.57	8.4%
21	Marriott Quincy	148.01	138.21	7.1%	80.3%	77.0%	4.3%	118.85	106.42	11.7%
22	Marriott Rochester	206.79	204.43	1.2%	65.6%	73.8%	-11.1%	135.65	150.87	-10.1%
23	Marriott Troy	127.85	118.74	7.7%	68.6%	66.3%	3.5%	87.71	78.72	11.4%
24	Marriott Tysons Corner	156.45	156.79	-0.2%	70.2%	67.7%	3.7%	109.83	106.15	3.5%
25	Renaissance Harborplace	173.86	165.93	4.8%	72.7%	71.4%	1.8%	126.40	118.47	6.7%
26	Renaissance Los Angeles Airport	111.03	106.40	4.4%	87.3%	80.8%	8.0%	96.93	85.97	12.7%
27	Renaissance Long Beach	118.64	127.55	-7.0%	82.3%	70.8%	16.2%	97.64	90.31	8.1%
28	Renaissance Orlando at SeaWorld ®	106.40	107.70	-1.2%	64.8%	64.6%	0.3%	68.95	69.57	-0.9%
29	Renaissance Washington DC	189.96	169.39	12.1%	71.0%	74.8%	-5.1%	134.87	126.70	6.4%
30	Renaissance Westchester	135.81	135.23	0.4%	74.2%	64.9%	14.3%	100.77	87.76	14.8%
31	Residence Inn by Marriott Rochester	141.69	128.26	10.5%	74.5%	80.1%	-7.0%	105.56	102.74	2.7%
32	Sheraton Cerritos	108.79	105.37	3.2%	91.6%	80.0%	14.5%	99.65	84.30	18.2%

	Total Comparable Portfolio	$165.26	$159.05	3.9%	78.1%	74.7%	4.6%	$129.07	$118.81	8.6%

(1)

Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

YTD Q3 2011/2010

		ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2011	2010	Variance	2011	2010	Variance	2011	2010	Variance
1	Courtyard by Marriott Los Angeles	$132.55	$116.68	13.6%	85.3%	91.4%	-6.7%	$113.07	$106.65	6.0%
2	Doubletree Guest Suites Minneapolis	118.81	104.96	13.2%	70.6%	71.3%	-1.0%	83.88	74.84	12.1%
3	Doubletree Guest Suites Times Square (1)	315.16	285.63	10.3%	96.2%	93.3%	3.1%	303.18	266.49	13.8%
4	Embassy Suites Chicago	182.10	174.28	4.5%	79.3%	74.0%	7.2%	144.41	128.97	12.0%
5	Embassy Suites La Jolla	156.86	157.32	-0.3%	81.2%	77.2%	5.2%	127.37	121.45	4.9%
6	Fairmont Newport Beach	132.08	121.39	8.8%	77.4%	77.8%	-0.5%	102.23	94.44	8.2%
7	Hilton Del Mar	127.02	127.02	0.0%	73.8%	69.5%	6.2%	93.74	88.28	6.2%
8	Hilton North Houston	103.64	113.51	-8.7%	66.4%	64.0%	3.8%	68.82	72.65	-5.3%
9	Hilton San Diego Bayfront (1)	195.37	187.73	4.1%	80.7%	74.3%	8.6%	157.66	139.48	13.0%
10	Hilton Times Square	278.74	266.67	4.5%	92.6%	87.9%	5.3%	258.11	234.40	10.1%
11	Hyatt Regency Newport Beach	130.99	120.63	8.6%	86.6%	85.7%	1.1%	113.44	103.38	9.7%
12	JW Marriott New Orleans (1)	158.54	143.37	10.6%	79.8%	80.9%	-1.4%	126.51	115.99	9.1%
13	Kahler Grand	112.53	108.17	4.0%	59.4%	57.6%	3.1%	66.84	62.31	7.3%
14	Kahler Inn & Suites	107.25	101.55	5.6%	63.1%	63.3%	-0.3%	67.67	64.28	5.3%
15	Marriott Boston Long Wharf	242.57	232.30	4.4%	83.5%	84.6%	-1.3%	202.55	196.53	3.1%
16	Marriott Del Mar	140.63	136.75	2.8%	73.5%	71.8%	2.4%	103.36	98.19	5.3%
17	Marriott Houston	92.62	98.06	-5.5%	67.8%	57.5%	17.9%	62.80	56.38	11.4%
18	Marriott Park City	147.07	141.04	4.3%	67.2%	63.9%	5.2%	98.83	90.12	9.7%
19	Marriott Philadelphia	160.96	146.52	9.9%	67.9%	68.8%	-1.3%	109.29	100.81	8.4%
20	Marriott Portland	135.78	126.52	7.3%	80.9%	81.0%	-0.1%	109.85	102.48	7.2%
21	Marriott Quincy	146.57	139.03	5.4%	66.7%	68.7%	-2.9%	97.76	95.51	2.4%
22	Marriott Rochester	205.39	200.65	2.4%	60.2%	64.9%	-7.2%	123.64	130.22	-5.1%
23	Marriott Troy	124.26	115.58	7.5%	66.7%	66.9%	-0.3%	82.88	77.32	7.2%
24	Marriott Tysons Corner	167.83	161.69	3.8%	67.5%	69.4%	-2.7%	113.29	112.21	1.0%
25	Renaissance Harborplace	170.69	168.91	1.1%	68.9%	67.9%	1.5%	117.61	114.69	2.5%
26	Renaissance Los Angeles Airport	111.79	105.58	5.9%	82.3%	78.5%	4.8%	92.00	82.88	11.0%
27	Renaissance Long Beach	136.31	140.04	-2.7%	76.1%	67.2%	13.2%	103.73	94.11	10.2%
28	Renaissance Orlando at SeaWorld ®	132.43	129.98	1.9%	70.7%	66.5%	6.3%	93.63	86.44	8.3%
29	Renaissance Washington DC	209.90	198.80	5.6%	75.5%	76.2%	-0.9%	158.47	151.49	4.6%
30	Renaissance Westchester (1)	141.18	138.03	2.3%	66.6%	63.4%	5.0%	94.03	87.51	7.4%
31	Residence Inn by Marriott Rochester	133.57	125.74	6.2%	82.1%	78.5%	4.6%	109.66	98.71	11.1%
32	Sheraton Cerritos	111.90	108.53	3.1%	82.2%	77.0%	6.8%	91.98	83.57	10.1%

	Total Comparable Portfolio	$165.17	$157.92	4.6%	75.2%	72.9%	3.2%	$124.21	$115.12	7.9%

(1) Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

Q4 2010

	For the Three Months Ended December 31, 2010
	ADR	Occupancy	RevPAR
Courtyard by Marriott Los Angeles	$116.07	84.5%	$98.08
Doubletree Guest Suites Minneapolis	106.62	67.7%	72.18
Doubletree Guest Suites Times Square (1)	433.24	94.3%	408.55
Embassy Suites Chicago	183.70	68.1%	125.10
Embassy Suites La Jolla	142.43	66.8%	95.14
Fairmont Newport Beach	118.56	66.1%	78.37
Hilton Del Mar	118.66	54.2%	64.31
Hilton North Houston	108.60	55.8%	60.60
Hilton San Diego Bayfront (1)	185.87	75.2%	139.77
Hilton Times Square	329.26	88.3%	290.74
Hyatt Regency Newport Beach	112.97	73.4%	82.92
JW Marriott New Orleans (1)	145.97	76.7%	111.96
Kahler Grand	118.29	53.8%	63.64
Kahler Inn & Suites	103.93	60.0%	62.36
Marriott Boston Long Wharf	247.76	81.2%	201.18
Marriott Del Mar	131.13	66.4%	87.07
Marriott Houston	94.05	49.0%	46.09
Marriott Park City	125.24	44.8%	56.11
Marriott Philadelphia	152.24	68.3%	103.98
Marriott Portland	131.35	68.1%	89.45
Marriott Quincy	147.87	69.2%	102.33
Marriott Rochester	217.72	58.2%	126.71
Marriott Troy	117.20	65.1%	76.30
Marriott Tysons Corner	161.88	63.5%	102.79
Renaissance Harborplace	174.92	66.8%	116.85
Renaissance Los Angeles Airport	106.38	75.8%	80.64
Renaissance Long Beach	144.38	63.8%	92.11
Renaissance Orlando at SeaWorld ®	128.74	66.2%	85.23
Renaissance Washington DC	216.71	66.8%	144.76
Renaissance Westchester	145.58	63.5%	92.44
Residence Inn by Marriott Rochester	129.58	76.7%	99.39
Sheraton Cerritos	106.63	75.7%	80.72

Total Comparable Portfolio	$170.10	68.5%	$116.52

(1) Includes prior operating results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 29

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level Operating Statistics

FY 2010/2009

		ADR			Occupancy			RevPAR
		For the Years Ended December 31,			For the Years Ended December 31,			For the Years Ended December 31,
		2010	2009	Variance	2010	2009	Variance	2010	2009	Variance
1	Courtyard by Marriott Los Angeles	$116.53	$115.84	0.6%	89.7%	86.0%	4.3%	$104.53	$99.62	4.9%
2	Doubletree Guest Suites Minneapolis	105.36	105.04	0.3%	70.4%	59.7%	17.9%	74.17	62.71	18.3%
3	Doubletree Guest Suites Times Square (1)	323.17	295.62	9.3%	93.5%	90.4%	3.4%	302.16	267.24	13.1%
4	Embassy Suites Chicago	176.51	176.89	-0.2%	72.5%	70.7%	2.5%	127.97	125.06	2.3%
5	Embassy Suites La Jolla	153.96	155.27	-0.8%	74.6%	70.3%	6.1%	114.85	109.15	5.2%
6	Fairmont Newport Beach	120.76	125.46	-3.7%	74.8%	72.7%	2.9%	90.33	91.21	-1.0%
7	Hilton Del Mar	125.28	127.86	-2.0%	65.7%	62.0%	6.0%	82.31	79.27	3.8%
8	Hilton North Houston	112.39	112.83	-0.4%	61.9%	71.9%	-13.9%	69.57	81.12	-14.2%
9	Hilton San Diego Bayfront (1)	187.26	185.15	1.1%	74.5%	64.0%	16.4%	139.51	118.50	17.7%
10	Hilton Times Square	282.50	265.83	6.3%	88.0%	85.8%	2.6%	248.60	228.08	9.0%
11	Hyatt Regency Newport Beach	118.92	119.36	-0.4%	82.6%	75.4%	9.5%	98.23	90.00	9.1%
12	JW Marriott New Orleans (1)	144.14	137.34	5.0%	79.6%	74.8%	6.4%	114.74	102.73	11.7%
13	Kahler Grand	110.60	102.44	8.0%	56.6%	59.6%	-5.0%	62.60	61.05	2.5%
14	Kahler Inn & Suites	102.13	97.28	5.0%	62.5%	69.2%	-9.7%	63.83	67.32	-5.2%
15	Marriott Boston Long Wharf	236.92	225.59	5.0%	83.5%	78.3%	6.6%	197.83	176.64	12.0%
16	Marriott Del Mar	135.11	136.88	-1.3%	70.1%	65.5%	7.0%	94.71	89.66	5.6%
17	Marriott Houston	97.17	106.10	-8.4%	55.3%	61.3%	-9.8%	53.74	65.04	-17.4%
18	Marriott Park City	138.02	146.23	-5.6%	59.1%	60.4%	-2.2%	81.57	88.32	-7.6%
19	Marriott Philadelphia	148.27	146.94	0.9%	68.6%	69.0%	-0.6%	101.71	101.39	0.3%
20	Marriott Portland	127.58	129.34	-1.4%	77.7%	69.8%	11.3%	99.13	90.28	9.8%
21	Marriott Quincy	141.76	135.33	4.8%	68.8%	68.6%	0.3%	97.53	92.84	5.1%
22	Marriott Rochester	204.61	198.79	2.9%	63.2%	61.5%	2.8%	129.31	122.26	5.8%
23	Marriott Troy	116.07	109.93	5.6%	66.3%	67.5%	-1.8%	76.95	74.20	3.7%
24	Marriott Tysons Corner	161.74	160.16	1.0%	67.6%	64.2%	5.3%	109.34	102.82	6.3%
25	Renaissance Harborplace	170.74	170.90	-0.1%	67.5%	61.4%	9.9%	115.25	104.93	9.8%
26	Renaissance Los Angeles Airport	105.82	102.62	3.1%	77.7%	80.5%	-3.5%	82.22	82.61	-0.5%
27	Renaissance Long Beach	141.33	144.06	-1.9%	66.2%	66.8%	-0.9%	93.56	96.23	-2.8%
28	Renaissance Orlando at SeaWorld ®	129.60	136.82	-5.3%	66.4%	63.4%	4.7%	86.05	86.74	-0.8%
29	Renaissance Washington DC	203.82	203.82	0.0%	73.3%	76.3%	-3.9%	149.40	155.51	-3.9%
30	Renaissance Westchester (1)	140.36	142.21	-1.3%	63.4%	60.3%	5.1%	88.99	85.75	3.8%
31	Residence Inn by Marriott Rochester	126.69	124.41	1.8%	78.0%	72.4%	7.7%	98.82	90.07	9.7%
32	Sheraton Cerritos	108.05	113.05	-4.4%	76.7%	71.3%	7.6%	82.87	80.60	2.8%

	Total Comparable Portfolio	$161.15	$157.58	2.3%	71.7%	69.6%	3.0%	$115.54	$109.68	5.3%

(1) Includes prior ownership results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 30

Supplemental Financial Information – Unaudited November 7, 2011

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information – Unaudited November 7, 2011

Comparable Portfolio Operating Statistics by Brand
Q3 & YTD 2011/2010

		FY11			FY10
		Q-T-D(Sep)			Q-T-D(Sep)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Change
Marriott (1)	19	75.6%	$148.44	$112.22	72.9%	$143.43	$104.56	7.3%
Hilton (2)	8	84.1%	212.26	178.51	78.9%	204.64	161.46	10.6%
Hyatt	1	91.4%	146.45	133.86	87.5%	138.34	121.05	10.6%
Other (3)	2	80.0%	130.55	104.44	80.8%	118.47	95.72	9.1%
Independent	2	65.5%	105.26	68.95	61.2%	108.68	66.51	3.7%

Total Comparable Portfolio	32	78.1%	$165.26	$129.07	74.7%	$159.05	$118.81	8.6%

		FY11			FY10
		Y-T-D(Sep)			Y-T-D(Sep)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Change
Marriott (4)	19	72.9%	$155.50	$113.36	71.6%	$149.97	$107.38	5.6%
Hilton (2)	8	81.0%	201.72	163.39	76.7%	192.95	147.99	10.4%
Hyatt	1	86.6%	130.99	113.44	85.7%	120.63	103.38	9.7%
Other (3)	2	78.9%	125.49	99.01	77.6%	117.38	91.09	8.7%
Independent	2	60.5%	110.94	67.12	59.2%	106.13	62.83	6.8%

Total Comparable Portfolio	32	75.2%	$165.17	$124.21	72.9%	$157.92	$115.12	7.9%

(1) Includes prior ownership results for the  JW Marriott New Orleans acquired by the Company on February 15, 2011.

(2) Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3) Includes Fairmont and Starwood.

(4) Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information – Unaudited November 7, 2011

Comparable Portfolio Property-Level 2010 EBITDA Contribution
by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 33

Supplemental Financial Information – Unaudited November 7, 2011

Comparable Portfolio Operating Statistics by Region
Q3 & YTD 2011/2010

		FY11			FY10
		Q-T-D(Sep)			Q-T-D(Sep)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Change
California (1)	10	84.7%	$151.22	$128.08	79.8%	$146.95	$117.27	9.2%
Other West	4	68.2%	108.77	74.18	61.4%	111.00	68.15	8.8%
Midwest	7	72.8%	139.80	101.77	69.3%	137.29	95.14	7.0%
East (2)	11	77.7%	200.15	155.52	76.3%	187.28	142.89	8.8%

Total Comparable Portfolio	32	78.1%	$165.26	$129.07	74.7%	$159.05	$118.81	8.6%

		FY11			FY10
		Y-T-D(Sep)			Y-T-D(Sep)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	Change
California (1)	10	80.1%	$149.80	$119.99	76.4%	$143.06	$109.30	9.8%
Other West	4	69.7%	113.84	79.35	65.3%	116.61	76.15	4.2%
Midwest	7	66.6%	137.53	91.59	65.5%	130.39	85.41	7.2%
East (3)	11	76.2%	199.92	152.34	75.2%	188.89	142.05	7.2%

Total Comparable Portfolio	32	75.2%	$165.17	$124.21	72.9%	$157.92	$115.12	7.9%

(1) Includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2) Includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

(3) Includes prior operating results for the Renaissance Westchester during the period it was held in receivership before its reaquisition by the Company on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 34

Supplemental Financial Information – Unaudited November 7, 2011

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA

Q3 2011/2010, YTD 2011/2010

		For the Three Months Ended September 30,			For the Nine Months Ended September 30,

	(In thousands)	2011	2010		2011	2010
		Hotel EBITDA (1)	Hotel EBITDA (1)	% Change	Hotel EBITDA (1)	Hotel EBITDA (1)	% Change
1	Courtyard by Marriott Los Angeles	$808	$515	57%	$1,719	$1,640	5%
2	Doubletree Guest Suites Minneapolis	1,043	764	37%	1,898	1,618	17%
3	Doubletree Guest Suites Times Square (2)	6,241	4,927	27%	13,964	10,857	29%
4	Embassy Suites Chicago	2,763	2,142	29%	6,698	4,313	55%
5	Embassy Suites La Jolla	2,398	2,315	4%	5,889	5,597	5%
6	Fairmont Newport Beach	1,188	1,128	5%	3,596	3,132	15%
7	Hilton Del Mar	1,240	1,265	-2%	2,407	2,118	14%
8	Hilton North Houston	532	460	16%	2,478	3,160	-22%
9	Hilton San Diego Bayfront (2)	8,415	8,250	2%	28,525	25,594	11%
10	Hilton Times Square	4,051	3,106	30%	9,138	8,032	14%
11	Hyatt Regency Newport Beach	1,972	1,740	13%	4,465	4,183	7%
12	JW Marriott New Orleans	677	580	17%	6,029	5,044	20%
13	Kahler Grand	1,925	1,826	5%	5,513	4,414	25%
14	Kahler Inn & Suites	732	539	36%	2,070	1,846	12%
15	Marriott Boston Long Wharf	3,894	4,492	-13%	8,648	9,709	-11%
16	Marriott Del Mar	1,253	817	53%	2,461	2,092	18%
17	Marriott Houston	595	16	3619%	1,448	1,168	24%
18	Marriott Park City	186	226	-18%	1,933	1,643	18%
19	Marriott Philadelphia	692	681	2%	2,676	2,175	23%
20	Marriott Portland	1,629	1,241	31%	3,551	2,899	22%
21	Marriott Quincy	1,758	1,429	23%	3,669	3,349	10%
22	Marriott Rochester	1,260	1,367	-8%	2,883	3,051	-6%
23	Marriott Troy	823	673	22%	2,126	1,655	28%
24	Marriott Tysons Corner	1,266	1,372	-8%	4,690	4,511	4%
25	Renaissance Harborplace	2,484	2,316	7%	7,223	7,023	3%
26	Renaissance Los Angeles Airport	933	614	52%	2,614	1,744	50%
27	Renaissance Long Beach	917	728	26%	3,397	2,925	16%
28	Renaissance Orlando at SeaWorld ®	382	1,088	-65%	8,603	9,009	-5%
29	Renaissance Washington DC	2,815	2,508	12%	14,824	12,910	15%
30	Renaissance Westchester	470	235	100%	1,030	1,173	-12%
31	Residence Inn by Marriott Rochester	409	413	-1%	1,288	1,143	13%
32	Sheraton Cerritos	615	458	34%	1,613	1,534	5%

	Total Comparable Portfolio	$56,366	$50,231	12%	$169,066	$151,261	12%

(1) Reconciliations to Adjusted Net Income / (Loss) provided on pages 64 - 69.

(2) Reflects 100% ownership.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Margins

Q3 2011/2010, YTD 2011/2010

		For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2011	2010		2011	2010
		Hotel EBITDA	Hotel EBITDA	Change in	Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Courtyard by Marriott Los Angeles	31.6%	24.4%	720 bps	26.1%	25.6%	50 bps
2	Doubletree Guest Suites Minneapolis	38.7%	33.6%	510 bps	30.1%	28.0%	210 bps
3	Doubletree Guest Suites Times Square (1)	35.7%	31.8%	390 bps	30.7%	26.9%	380 bps
4	Embassy Suites Chicago	41.0%	35.7%	530 bps	39.3%	28.3%	1,100 bps
5	Embassy Suites La Jolla	44.5%	45.7%	(120) bps	41.8%	41.7%	10 bps
6	Fairmont Newport Beach	18.7%	18.1%	60 bps	19.1%	17.4%	170 bps
7	Hilton Del Mar	32.2%	33.5%	(130) bps	25.3%	23.2%	210 bps
8	Hilton North Houston	13.9%	10.5%	340 bps	17.6%	19.6%	(200) bps
9	Hilton San Diego Bayfront (1)	31.5%	32.6%	(110) bps	33.7%	34.5%	(80) bps
10	Hilton Times Square	29.6%	26.2%	340 bps	25.3%	24.3%	100 bps
11	Hyatt Regency Newport Beach	21.9%	21.3%	60 bps	19.5%	19.3%	20 bps
12	JW Marriott New Orleans	12.5%	11.4%	110 bps	29.4%	25.9%	350 bps
13	Kahler Grand	30.7%	28.8%	190 bps	30.4%	25.8%	460 bps
14	Kahler Inn & Suites	37.9%	33.1%	480 bps	38.0%	35.5%	250 bps
15	Marriott Boston Long Wharf	35.5%	40.3%	(480) bps	30.7%	33.4%	(270) bps
16	Marriott Del Mar	27.2%	20.3%	690 bps	20.5%	18.5%	200 bps
17	Marriott Houston	19.8%	0.7%	1,910 bps	15.3%	13.2%	210 bps
18	Marriott Park City	10.1%	12.6%	(250) bps	25.6%	23.6%	200 bps
19	Marriott Philadelphia	17.4%	18.7%	(130) bps	21.5%	18.8%	270 bps
20	Marriott Portland	44.7%	36.6%	810 bps	38.7%	33.3%	540 bps
21	Marriott Quincy	26.3%	23.5%	280 bps	21.5%	20.1%	140 bps
22	Marriott Rochester	37.0%	36.9%	10 bps	32.8%	32.3%	50 bps
23	Marriott Troy	22.3%	19.1%	320 bps	19.8%	15.7%	410 bps
24	Marriott Tysons Corner	26.5%	29.7%	(320) bps	30.7%	30.7%	- bps
25	Renaissance Harborplace	26.6%	24.9%	170 bps	25.8%	25.1%	70 bps
26	Renaissance Los Angeles Airport	17.5%	13.0%	450 bps	16.6%	12.4%	420 bps
27	Renaissance Long Beach	21.5%	18.5%	300 bps	24.6%	22.9%	170 bps
28	Renaissance Orlando at SeaWorld ®	4.8%	12.4%	(760) bps	25.3%	26.6%	(130) bps
29	Renaissance Washington DC	20.2%	19.2%	100 bps	30.0%	27.8%	220 bps
30	Renaissance Westchester	10.7%	6.0%	470 bps	8.0%	9.4%	(140) bps
31	Residence Inn by Marriott Rochester	44.3%	45.5%	(120) bps	45.0%	44.4%	60 bps
32	Sheraton Cerritos	22.4%	18.4%	400 bps	21.1%	20.5%	60 bps
	Total Comparable Portfolio	27.2%	25.7%	150 bps	27.5%	26.0%	150 bps

Total Adjusted Comparable Portfolio (2)	27.2%	25.7%	150 bps	27.4%	26.0%	140 bps

(1) Reflects 100% ownership.

(2) Reflects sum of prior period tax adjustments of zero for the three months ended September 30, 2011 and $0.6 million for the nine months ended September 30, 2011.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information – Unaudited November 7, 2011

APPENDIX

APPENDIX	Page 38

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q3 2011

	Three Months Ended September 30, 2011
			Disposition:
		Discontinued	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Forma (4)

Net loss	$(16,553)	$(24)	$(1,380)	$(17,957)
Operations held for investment:
Depreciation and amortization	34,176	-	-	34,176
Amortization of lease intangibles	1,035	-	-	1,035
Interest expense	19,595	-	-	19,595
Amortization of deferred financing fees	840	-	-	840
Non-cash interest related to discount on Senior Notes	270	-	-	270
Non-cash interest related to loss on derivatives, net	1,087	-	-	1,087
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	31
Depreciation and amortization	(1,414)	-	-	(1,414)
Interest expense	(549)	-	-	(549)
Amortization of deferred financing fees	(56)	-	-	(56)
Non-cash interest related to loss on derivative	(4)	-	-	(4)
Discontinued operations:
Interest expense	158	(158)	-	-
Amortization of deferred financing fees	3	(3)	-	-
EBITDA	38,619	(185)	(1,380)	37,054

Operations held for investment:
Amortization of deferred stock compensation	697	-	-	697
Non-cash straightline lease expense	696	-	-	696
Gain on sale of assets	(17)	-	-	(17)
Impairment loss	10,862	-	-	10,862
Lawsuit settlement costs	1,620	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	(114)
Discontinued operations:
Loss on sale of assets	52	(52)	-	-
	13,796	(52)	-	13,744

Adjusted EBITDA	$52,415	$(237)	$(1,380)	$50,798

*Footnotes on following page

APPENDIX	Page 39

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2011

	Three Months Ended September 30, 2011
			Disposition:
		Discontinued	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Note Receivable (3)	Forma (4)

Net loss	$(16,553)	$(24)	$(1,380)	$(17,957)
Preferred stock dividends	(7,437)	-	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	33,882	-	-	33,882
Amortization of lease intangibles	1,035	-	-	1,035
Gain on sale of assets	(17)	-	-	(17)
Non-controlling interests:
Loss from consolidated joint venture attributable to non-controlling interest	31	-	-	31
Real estate depreciation and amortization	(1,414)	-	-	(1,414)
Discontinued operations:
Loss on sale of assets	52	(52)	-	-
FFO available to common stockholders	9,579	(76)	(1,380)	8,123

Operations held for investment:
Non-cash straightline lease expense	696	-	-	696
Non-cash interest related to loss on derivatives, net	1,087	-	-	1,087
Impairment loss	10,862	-	-	10,862
Lawsuit settlement costs	1,620	-	-	1,620
Non-controlling interests:
Non-cash straightline lease expense	(114)	-	-	(114)
Non-cash interest related to loss on derivative	(4)	-	-	(4)
	14,147	-	-	14,147

Adjusted FFO available to common stockholders	$23,726	$(76)	$(1,380)	$22,270

FFO available to common stockholders per diluted share	$0.08			$0.07

Adjusted FFO available to common stockholders per diluted share	$0.20			$0.19

Basic weighted average shares outstanding	117,254			117,254
Shares associated with unvested restricted stock awards	-			-
Diluted weighted average shares outstanding (5)	117,254			117,254

(1) Actual represents the Company’s ownership results for the 33 hotels owned by the Company as of September 30, 2011 and includes 32 hotels classified as held for investment and one reclassified as discontinued operations.

(2) Discontinued Operations  represents the Company’s ownership results for the Salt Lake City commercial laundry facility that was sold in Q3 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(3) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(4) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the sale of the Royal Palm Note Receivable in October 2011.

(5) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 40

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA

Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Forma (6)

Net income	$38,929	$(30,783)	$87	$-	$(1,260)	$6,973
Operations held for investment:
Depreciation and amortization	32,659	-	917	-	-	33,576
Amortization of lease intangibles	999	-	-	-	-	999
Interest expense	19,120	-	274	-	-	19,394
Amortization of deferred financing fees	812	-	38	-	-	850
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	261
Non-cash interest related to loss on derivatives, net	960	-	-	-	-	960
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	(260)
Depreciation and amortization	(1,184)	-	(229)	-	-	(1,413)
Interest expense	(456)	-	(69)	-	-	(525)
Amortization of deferred financing fees	(47)	-	(10)	-	-	(57)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	(28)
Discontinued operations:
Depreciation and amortization	258	(258)	-	-	-	-
Interest expense	157	(157)	-	-	-	-
Amortization of deferred financing fees	3	(3)	-	-	-	-
EBITDA	92,199	(31,201)	992	-	(1,260)	60,730

Operations held for investment:
Amortization of deferred stock compensation	929	-	-	-	-	929
Non-cash straightline lease expense	766	-	(70)	-	-	696
Gain on sale of assets	(56)	-	-	-	-	(56)
Closing costs - completed acquisitions	633	-	-	-	-	633
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	(114)
Discontinued operations:
Gain on sale of assets	(14,018)	14,018	-	-	-	-
Impairment loss	1,495	(1,495)	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-
	(28,525)	30,668	(55)	-	-	2,088

Adjusted EBITDA	$63,674	$(533)	$937	$-	$(1,260)	$62,818

*Footnotes on following page

APPENDIX	Page 41

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q2 2011

	Three Months Ended June 30, 2011
			Acquisition:	Equity Offering:	Disposition:
		Discontinued	Hilton San	Preferred Stock	Royal Palm	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Diego Bayfront (3)	Series D (4)	Note Receivable (5)	Forma (6)

Net income	$38,929	$(30,783)	$87	$-	$(1,260)	$6,973
Preferred stock dividends	(7,310)	-	-	(128)	-	(7,438)
Operations held for investment:
Real estate depreciation and amortization	32,359	-	917	-	-	33,276
Amortization of lease intangibles	999	-	-	-	-	999
Gain on sale of assets	(56)	-	-	-	-	(56)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(244)	-	(16)	-	-	(260)
Real estate depreciation and amortization	(1,184)	-	(229)	-	-	(1,413)
Discontinued operations:
Real estate depreciation and amortization	258	(258)	-	-	-	-
Gain on sale of assets	(14,018)	14,018	-	-	-	-
FFO available to common stockholders	49,733	(17,023)	759	(128)	(1,260)	32,081

Operations held for investment:
Non-cash straightline lease expense	766	-	(70)	-	-	696
Non-cash interest related to loss on derivatives, net	960	-	-	-	-	960
Closing costs - completed acquisitions	633	-	-	-	-	633
Non-controlling interests:
Non-cash straightline lease expense	(129)	-	15	-	-	(114)
Non-cash interest related to loss on derivative	(28)	-	-	-	-	(28)
Discontinued operations:						-
Impairment loss	1,495	(1,495)	-	-	-	-
Gain on extinguishment of debt	(18,145)	18,145	-	-	-	-
	(14,448)	16,650	(55)	-	-	2,147

Adjusted FFO available to common stockholders	$35,285	$(373)	$704	$(128)	$(1,260)	$34,228

FFO available to common stockholders per diluted share	$0.42					$0.27

Adjusted FFO available to common stockholders per diluted share	$0.30					$0.29

Basic weighted average shares outstanding	117,227					117,227
Shares associated with unvested restricted stock awards	87					87
Diluted weighted average shares outstanding (7)	117,314					117,314

(1) Actual represents the Company’s ownership results for the 33 hotels owned by the Company as of September 30, 2011 and includes 32 hotels classified as held for investment and one reclassified as discontinued operations.

(2) Discontinued Operations  represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in Q2 2011 and the Salt Lake City commercial laundry facility that was sold in Q3 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(3) Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(4) Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(5) Disposition: Royal Palm Note Receivable represents interest income on the $90.0 million mortgage-secured purchase money loan which was sold in October 2011.

(6) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011 and the sale of the Royal Palm Note Receivable in October 2011.

(7) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 42

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2011

	Three Months Ended March 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$51,335	$(1,317)	$(458)	$(7)	$174	$2,899	$-	$52,626
Operations held for investment:
Depreciation and amortization	26,222	-	261	37	262	4,868	-	31,650
Amortization of lease intangibles	937	-	140	-	-	-	-	1,077
Interest expense	16,866	-	138	-	287	2,046	-	19,337
Amortization of deferred financing fees	613	-	-	-	-	225	-	838
Non-cash interest related to discount on Senior Notes	261	-	-	-	-	-	-	261
Non-cash interest related to loss on derivatives, net	44	-	-	-	-	-	-	44
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	(723)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	(512)	-	(512)
Amortization of deferred financing fees	-	-	-	-	-	(56)	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	3	-	-	(3)	-	-	-	-
Discontinued operations:
Depreciation and amortization	1,693	(1,693)	-	-	-	-	-	-
Interest expense	157	(157)	-	-	-	-	-	-
Amortization of deferred financing fees	3	(3)	-	-	-	-	-	-
EBITDA	98,134	(3,170)	81	27	723	7,530	-	103,325

Operations held for investment:
Amortization of deferred stock compensation	544	-	-	2	-	-	-	546
Non-cash straightline lease expense	240	-	5	-	1	450	-	696
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	2	-	-	(2)	-	-	-	-
	(65,705)	-	5	-	1	336	-	(65,363)

Adjusted EBITDA	$32,429	$(3,170)	$86	$27	$724	$7,866	$-	$37,962

*Footnotes on following page

APPENDIX	Page 43

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q1 2011

	Three Months Ended March 31, 2011
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:

		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands, except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$51,335	$(1,317)	$(458)	$(7)	$174	$2,899	$-	$52,626
Preferred stock dividends	(5,137)	-	-	-	-	-	(2,300)	(7,437)
Operations held for investment:
Real estate depreciation and amortization	25,945	-	261	-	262	4,868	-	31,336
Amortization of lease intangibles	937	-	140	-	-	-	-	1,077
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(723)	-	(723)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	1,693	(1,693)	-	-	-	-	-	-
FFO available to common stockholders	74,773	(3,010)	(57)	(7)	436	5,827	(2,300)	75,662

Operations held for investment:
Non-cash straightline lease expense	240	-	5	-	1	450	-	696
Non-cash interest related to loss on derivatives, net	44	-	-	-	-	-	-	44
Gain on remeasurement of equity interests	(69,230)	-	-	-	-	-	-	(69,230)
Closing costs - completed acquisitions	2,739	-	-	-	-	-	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	(114)
	(66,207)	-	5	-	1	336	-	(65,865)

Adjusted FFO available to common stockholders	$8,566	$(3,010)	$(52)	$(7)	$437	$6,163	$(2,300)	$9,797

FFO available to common stockholders per diluted share	$0.64							$0.65

Adjusted FFO available to common stockholders per diluted share	$0.07							$0.08

Basic weighted average shares outstanding	117,074							117,074
Shares associated with unvested restricted stock awards	137							137
Diluted weighted average shares outstanding (9)	117,211							117,211

(1)               Actual represents the Company’s ownership results for the 33 hotels owned by the Company as of March 31, 2011.  In accordance with the September 30, 2011 presentation, 31 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2)               Discontinued Operations  represents the Company’s ownership results for the Royal Palm Miami Beach that was sold in Q2 2011 and the Salt Lake City commercial laundry facility that was sold in Q3 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(3)               Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(4)               Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)               Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6)               Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(7)               Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(8)               Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(9)               Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 44

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q1 2010

	Three Months Ended March 31, 2010
(Unaudited and in thousands except per share amounts)	Actual (1)	Held for Investment (2)	Reacquired Hotel (3)	Discontinued Operations (4)	Acquisition: Doubletree Guest Suites Times Square (5)	Acquisition: BuyEfficient, LLC (6)	Acquisition: JW Marriott New Orleans (7)	Acquisition: Hilton San Diego Bayfront (8)	Equity Offering: Preferred Stock Series D (9)	Pro Forma (10)

Net loss	$(21,091)	$1,802	$149	$4,088	$(2,914)	$(23)	$1,219	$1,340	$-	$(15,430)
Operations held for investment:
Depreciation and amortization	23,247	-	306	-	1,869	178	525	4,868	-	30,993
Amortization of lease intangibles	-	-	-	-	1,007	-	-	-	-	1,007
Interest expense	16,778	(910)	-	-	933	-	577	2,108	-	19,486
Interest expense - default rate	764	(764)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	490	(29)	-	-	-	-	-	225	-	686
Write-off of deferred financing fees	1,462	-	-	-	-	-	-	-	-	1,462
Loan penalties and fees	138	(99)	-	-	-	-	-	-	-	39
Non-cash interest related to discount on Senior Notes	246	-	-	-	-	-	-	-	-	246
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(333)	-	(333)
Depreciation and amortization	-	-	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	-	-	(527)	-	(527)
Amortization of deferred financing fees	-	-	-	-	-	-	-	(56)	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	14	-	-	-	-	(14)	-	-	-	-
Discontinued operations:
Depreciation and amortization	2,128	-	-	(2,128)	-	-	-	-	-	-
Interest expense	3,094	-	-	(3,094)	-	-	-	-	-	-
Interest expense - default rate	2,276	-	-	(2,276)	-	-	-	-	-	-
Amortization of deferred financing fees	137	-	-	(137)	-	-	-	-	-	-
Loan penalties and fees	342	-	-	(342)	-	-	-	-	-	-
EBITDA	30,025	-	455	(3,889)	895	141	2,321	6,408	-	36,356

Operations held for investment:
Amortization of deferred stock compensation	962	-	-	-	-	10	-	-	-	972
Non-cash straightline lease expense	199	-	-	-	39	-	2	450	-	690
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(114)	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	10	-	-	-	-	(10)	-	-	-	-
	1,171	-	-	-	39	-	2	336	-	1,548

Adjusted EBITDA	$31,196	$-	$455	$(3,889)	$934	$141	$2,323	$6,744	$-	$37,904

* Footnotes on following page

APPENDIX	Page 45

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

Q1 2010

	Three Months Ended March 31, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net loss	$(21,091)	$1,802	$149	$4,088	$(2,914)	$(23)	$1,219	$1,340	$-	$(15,430)
Preferred stock dividends	(5,187)	-	-	-	-	-	-	-	(2,300)	(7,487)
Operations held for investment:
Real estate depreciation and amortization	23,109	-	306	-	1,869	-	525	4,868	-	30,677
Amortization of lease intangibles	-	-	-	-	1,007	-	-	-	-	1,007
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(333)	-	(333)
Real estate depreciation and amortization	-	-	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	2,128	-	-	(2,128)	-	-	-	-	-	-
FFO available to common stockholders	(1,041)	1,802	455	1,960	(38)	(23)	1,744	4,658	(2,300)	7,217

Operations held for investment:
Interest expense - default rate	764	(764)	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	1,462	-	-	-	-	-	-	-	-	1,462
Loan penalties and fees	138	(99)	-	-	-	-	-	-	-	39
Non-cash straightline lease expense	199	-	-	-	39	-	2	450	-	690
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(114)	-	(114)
Discontinued operations:
Interest expense - default rate	2,276	-	-	(2,276)	-	-	-	-	-	-
Loan penalties and fees	342	-	-	(342)	-	-	-	-	-	-
	5,181	(863)	-	(2,618)	39	-	2	336	-	2,077

Adjusted FFO available to common stockholders	$4,140	$939	$455	$(658)	$1	$(23)	$1,746	$4,994	$(2,300)	$9,294

FFO available to common stockholders per diluted share	$(0.01)									$0.07

Adjusted FFO available to common stockholders per diluted share	$0.04									$0.10

Basic weighted average shares outstanding	97,047									97,047
Shares associated with unvested restricted stock awards	328									328
Diluted weighted average shares outstanding (11)	97,375									97,375

(1) Actual represents the Company’s ownership results for the 40 hotels owned by the Company as of March 31, 2010.  In accordance with the September 30, 2011 presentation, 28 hotels are classified as held for investment and 12 have been reclassified as discontinued operations.

(2) Held for Investment includes only the interest and penalties associated with the three Mass Mutual hotels released on April 15, 2010. Hotel operations for these three hotels are included in the “Actual” column.

(3) Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4) Discontinued Operations includes the W San Diego, Marriott Ontario Airport and Mass Mutual eight hotels that have been disposed by deed in lieu or sold by the receiver during 2010 along with the ownership expenses of the Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.  It also includes the operations for the Salt Lake City commercial laundry facility that was sold in 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(5) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(7) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(8) Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(9) Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 46

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q2 2010

	Three Months Ended June 30, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net income	$308	$427	$197	$(3,964)	$1,090	$24	$1,025	$650	$-	$(243)
Operations held for investment:
Depreciation and amortization	22,974	-	255	-	1,869	176	525	4,867	-	30,666
Amortization of lease intangibles	150	-	-	-	1,007	-	-	-	-	1,157
Interest expense	16,024	(143)	-	-	992	-	589	2,160	-	19,622
Interest expense - default rate	120	(120)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	303	(5)	-	-	-	-	-	225	-	523
Write-off of deferred financing fees	123	(123)	-	-	-	-	-	-	-	-
Loan penalties and fees	36	(36)	-	-	-	-	-	-	-	-
Non-cash interest related to discount on Senior Notes	245	-	-	-	-	-	-	-	-	245
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(161)	-	(161)
Depreciation and amortization	-	-	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	-	-	(540)	-	(540)
Amortization of deferred financing fees	-	-	-	-	-	-	-	(56)	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	13	-	-	-	-	(13)	-	-	-	-
Discontinued operations:
Depreciation and amortization	1,834	-	-	(1,834)	-	-	-	-	-	-
Interest expense	2,634	-	-	(2,634)	-	-	-	-	-	-
Interest expense - default rate	2,078	-	-	(2,078)	-	-	-	-	-	-
Amortization of deferred financing fees	135	-	-	(135)	-	-	-	-	-	-
Loan penalties and fees	303	-	-	(303)	-	-	-	-	-	-
EBITDA	47,280	-	452	(10,948)	4,958	187	2,139	5,928	-	49,996

Operations held for investment:
Amortization of deferred stock compensation	686	-	-	-	-	7	-	-	-	693
Non-cash straightline lease expense	199	-	-	-	38	-	2	451	-	690
Impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(114)	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	7	-	-	-	-	(7)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(6,747)	-	-	6,747	-	-	-	-	-	-
	(3,912)	-	-	6,747	38	-	2	337	-	3,212

Adjusted EBITDA	$43,368	$-	$452	$(4,201)	$4,996	$187	$2,141	$6,265	$-	$53,208

* Footnotes on following page

APPENDIX	Page 47

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q2 2010

	Three Months Ended June 30, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net income	$308	$427	$197	$(3,964)	$1,090	$24	$1,025	$650	$-	$(243)
Preferred stock dividends	(5,187)	-	-	-	-	-	-	-	(2,300)	(7,487)
Operations held for investment:
Real estate depreciation and amortization	22,843	-	255	-	1,869	-	525	4,867	-	30,359
Amortization of lease intangibles	150	-	-	-	1,007	-	-	-	-	1,157
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(161)	-	(161)
Real estate depreciation and amortization	-	-	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	1,834	-	-	(1,834)	-	-	-	-	-	-
FFO available to common stockholders	19,948	427	452	(5,798)	3,966	24	1,550	4,139	(2,300)	22,408

Operations held for investment:
Interest expense - default rate	120	(120)	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	123	(123)	-	-	-	-	-	-	-	-
Loan penalties and fees	36	(36)	-	-	-	-	-	-	-	-
Non-cash straightline lease expense	199	-	-	-	38	-	2	451	-	690
Impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(114)	-	(114)
Discontinued operations:
Interest expense - default rate	2,078	-	-	(2,078)	-	-	-	-	-	-
Loan penalties and fees	303	-	-	(303)	-	-	-	-	-	-
Gain on extinguishment of debt	(6,747)	-	-	6,747	-	-	-	-	-	-
	(1,945)	(279)	-	4,366	38	-	2	337	-	2,519

Adjusted FFO available to common stockholders	$18,003	$148	$452	$(1,432)	$4,004	$24	$1,552	$4,476	$(2,300)	$24,927

FFO available to common stockholders per diluted share	$0.20									$0.23

Adjusted FFO available to common stockholders per diluted share	$0.18									$0.26

Basic weighted average shares outstanding	97,188									97,188
Shares associated with unvested restricted stock awards	421									421
Diluted weighted average shares outstanding (11)	97,609									97,609

(1) Actual represents the Company’s ownership results for the 40 hotels owned by the Company as of June 30, 2010.  In accordance with the September 30, 2011 presentation, 29 hotels are classified as held for investment and 11 have been reclassified as discontinued operations.

(2) Held for Investment includes only the interest and penalties associated with the three Mass Mutual hotels released on April 15, 2010. Hotel operations for these three hotels are included in the “Actual” column.

(3) Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4) Discontinued Operations includes the W San Diego that was disposed by deed in lieu in Q3 2010, the Marriott Ontario Airport that was sold by the receiver in Q3 2010 and the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010 along with the ownership expenses of the Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.  It also includes the operations for the Salt Lake City commercial laundry facility that was sold in 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(5) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(7) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(8) Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(9) Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 48

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q3 2010

	Three Months Ended September 30, 2010
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$23,653	$(31,296)	$1,012	$56	$(536)	$558	$-	$(6,553)
Operations held for investment:
Depreciation and amortization	23,043	-	1,869	176	525	4,868	-	30,481
Amortization of lease intangibles	76	-	1,007	-	-	-	-	1,083
Interest expense	15,954	-	1,000	-	589	2,148	-	19,691
Amortization of deferred financing fees	300	-	-	-	-	225	-	525
Non-cash interest related to discount on Senior Notes	252	-	-	-	-	-	-	252
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(138)	-	(138)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	(537)	-	(537)
Amortization of deferred financing fees	-	-	-	-	-	(56)	-	(56)
Unconsolidated joint ventures:
Depreciation and amortization	13	-	-	(13)	-	-	-	-
Discontinued operations:
Depreciation and amortization	2,380	(2,380)	-	-	-	-	-	-
Interest expense	2,586	(2,586)	-	-	-	-	-	-
Interest expense - default rate	2,038	(2,038)	-	-	-	-	-	-
Amortization of deferred financing fees	134	(134)	-	-	-	-	-	-
Loan penalties and fees	282	(282)	-	-	-	-	-	-
EBITDA	70,711	(38,716)	4,888	219	578	5,851	-	43,531

Operations held for investment:
Amortization of deferred stock compensation	757	-	-	4	-	-	-	761
Non-cash straightline lease expense	340	-	39	-	2	451	-	832
Loss on sale of assets	383	-	-	-	-	-	-	383
Due diligence costs - abandoned project	938	-	-	-	-	-	-	938
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	(114)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	4	-	-	(4)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(40,473)	40,473	-	-	-	-	-	-
Closing costs - completed acquisitions	6,774	(6,774)	-	-	-	-	-	-
	(31,277)	33,699	39	-	2	337	-	2,800

Adjusted EBITDA	$39,434	$(5,017)	$4,927	$219	$580	$6,188	$-	$46,331

* Footnotes on following page

APPENDIX	Page 49

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q3 2010

	Three Months Ended September 30, 2010
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:

		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$23,653	$(31,296)	$1,012	$56	$(536)	$558	$-	$(6,553)
Preferred stock dividends	(5,141)	-	-	-	-	-	(2,300)	(7,441)
Operations held for investment:
Real estate depreciation and amortization	22,906	-	1,869	-	525	4,868	-	30,168
Amortization of lease intangibles	76	-	1,007	-	-	-	-	1,083
Loss on sale of assets	383	-	-	-	-	-	-	383
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(138)	-	(138)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	2,380	(2,380)	-	-	-	-	-	-
FFO available to common stockholders	44,257	(33,676)	3,888	56	(11)	4,071	(2,300)	16,285

Operations held for investment:
Non-cash straightline lease expense	340	-	39	-	2	451	-	832
Due diligence costs - abandoned project	938	-	-	-	-	-	-	938
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(114)	-	(114)
Discontinued operations:
Interest expense - default rate	2,038	(2,038)	-	-	-	-	-	-
Loan penalties and fees	282	(282)	-	-	-	-	-	-
Gain on extinguishment of debt	(40,473)	40,473	-	-	-	-	-	-
Closing costs - completed acquisitions	6,774	(6,774)	-	-	-	-	-	-
	(30,101)	31,379	39	-	2	337	-	1,656

Adjusted FFO available to common stockholders	$14,156	$(2,297)	$3,927	$56	$(9)	$4,408	$(2,300)	$17,941

FFO available to common stockholders per diluted share	$0.45							$0.17

Adjusted FFO available to common stockholders per diluted share	$0.15							$0.18

Basic weighted average shares outstanding	97,250							97,250
Shares associated with unvested restricted stock awards	362							362
Diluted weighted average shares outstanding (9)	97,612							97,612

(1)     Actual represents the Company’s ownership results for the 39 hotels owned by the Company as of September 30, 2010.  In accordance with the September 30, 2011 presentation, 29 hotels are classified as held for investment and 10 have been reclassified as discontinued operations.

(2)     Discontinued Operations includes the W San Diego that was disposed by deed in lieu in Q3 2010,  the Marriott Ontario Airport that was sold by the receiver in Q3 2010 and the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010.  It also includes the operations for the Royal Palm Miami Beach and Salt Lake City commercial laundry facility that were sold in 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(3)     Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(4)     Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)     Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6)     Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(7)     Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(8)     Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(9)     Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 50

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
Q4 2010

	Three Months Ended December 31, 2010
			Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:

		Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Operations (2)	Suites Times Square (3)	LLC (4)	New Orleans (5)	Diego Bayfront (6)	Series D (7)	Forma (8)

Net income	$35,672	$(37,433)	$4,738	$(54)	$1,185	$1,095	$-	$5,203
Operations held for investment:
Depreciation and amortization	23,110	-	1,869	174	525	4,867	-	30,545
Amortization of lease intangibles	55	-	1,007	-	-	-	-	1,062
Interest expense	16,057	-	970	-	581	2,110	-	19,718
Amortization of deferred financing fees	492	-	-	-	-	225	-	717
Loan penalties and fees	137	-	-	-	-	-	-	137
Non-cash interest related to discount on Senior Notes	253	-	-	-	-	-	-	253
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(274)	-	(274)
Depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Interest expense	-	-	-	-	-	(528)	-	(528)
Amortization of deferred financing fees	-	-	-	-	-	(57)	-	(57)
Unconsolidated joint ventures:
Depreciation and amortization	12	-	-	(12)	-	-	-	-
Discontinued operations:
Depreciation and amortization	2,216	(2,216)	-	-	-	-	-	-
Interest expense	969	(969)	-	-	-	-	-	-
Interest expense - default rate	679	(679)	-	-	-	-	-	-
Amortization of deferred financing fees	47	(47)	-	-	-	-	-	-
Loan penalties and fees	94	(94)	-	-	-	-	-	-
EBITDA	79,793	(41,438)	8,584	108	2,291	6,221	-	55,559

Operations held for investment:
Amortization of deferred stock compensation	1,537	-	-	11	-	-	-	1,548
Non-cash straightline lease expense	206	-	38	-	2	449	-	695
Gain on sale of assets	(1)	-	-	-	-	-	-	(1)
Due diligence costs - abandoned project	21	-	-	-	-	-	-	21
Costs associated with CEO severance	2,242	-	-	-	-	-	-	2,242
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(113)	-	(113)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	11	-	-	(11)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(39,015)	39,015	-	-	-	-	-	-
Closing costs - completed acquisitions	22	(22)	-	-	-	-	-	-
	(34,977)	38,993	38	-	2	336	-	4,392

Adjusted EBITDA	$44,816	$(2,445)	$8,622	$108	$2,293	$6,557	$-	$59,951

*Footnotes on following page

APPENDIX	Page 51

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO
Q4 2010

	Three Months Ended December 31, 2010
(Unaudited and in thousands except per share amounts)	Actual (1)	Discontinued Operations (2)	Acquisition: Doubletree Guest Suites Times Square (3)	Acquisition: BuyEfficient, LLC (4)	Acquisition: JW Marriott New Orleans (5)	Acquisition Hilton San Diego Bayfront (6)	Equity Offering: Preferred Stock Series D (7)	Pro Forma (8)

Net income	$35,672	$(37,433)	$4,738	$(54)	$1,185	$1,095	$-	$5,203
Preferred stock dividends	(5,137)	-	-	-	-	-	(2,300)	(7,437)
Operations held for investment:
Real estate depreciation and amortization	22,966	-	1,869	-	525	4,867	-	30,227
Amortization of lease intangibles	55	-	1,007	-	-	-	-	1,062
Gain on sale of assets	(1)	-	-	-	-	-	-	(1)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	(274)	-	(274)
Real estate depreciation and amortization	-	-	-	-	-	(1,217)	-	(1,217)
Discontinued operations:
Real estate depreciation and amortization	2,216	(2,216)	-	-	-	-	-	-
FFO available to common stockholders	55,771	(39,649)	7,614	(54)	1,710	4,471	(2,300)	27,563

Operations held for investment:
Loan penalties and fees	137	-	-	-	-	-	-	137
Non-cash straightline lease expense	206	-	38	-	2	449	-	695
Due diligence costs - abandoned project	21	-	-	-	-	-	-	21
Costs associated with CEO severance	2,242	-	-	-	-	-	-	2,242
Amortization of deferred stock compensation associated with CEO severance	1,074	-	-	-	-	-	-	1,074
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	(113)	-	(113)
Discontinued operations:
Interest expense - default rate	679	(679)	-	-	-	-	-	-
Loan penalties and fees	94	(94)	-	-	-	-	-	-
Gain on extinguishment of debt	(39,015)	39,015	-	-	-	-	-	-
Closing costs - completed acquisitions	22	(22)	-	-	-	-	-	-
	(34,540)	38,220	38	-	2	336	-	4,056

Adjusted FFO available to common stockholders	$21,231	$(1,429)	$7,652	$(54)	$1,712	$4,807	$(2,300)	$31,619

FFO available to common stockholders per diluted share	$0.52							$0.26

Adjusted FFO available to common stockholders per diluted share	$0.20							$0.29

Basic weighted average shares outstanding	107,266							107,266
Shares associated with unvested restricted stock awards	441							441
Diluted weighted average shares outstanding (9)	107,707							107,707

(1)          Actual represents the Company’s ownership results for the 31 hotels owned by the Company as of December 31, 2010.  In accordance with the September 30, 2011 presentation, 29 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2)          Discontinued Operations includes the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010.  It also includes the operations for the Royal Palm Miami Beach and Salt Lake City commercial laundry facility that were sold in 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(3)          Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(4)          Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(5)          Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6)          Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(7)          Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(8)          Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(9)          Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 52

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to EBITDA and Adjusted EBITDA
FY 2010

	Year Ended December 31, 2010
(Unaudited and in thousands except per share amounts)	Actual (1)	Held for Investment (2)	Reacquired Hotel (3)	Discontinued Operations (4)	Acquisition: Doubletree Guest Suites Times Square (5)	Acquisition: BuyEfficient, LLC (6)	Acquisition: JW Marriott New Orleans (7)	Acquisition: Hilton San Diego Bayfront (8)	Equity Offering: Preferred Stock Series D (9)	Pro Forma (10)

Net income	$38,542	$2,229	$346	$(68,605)	$3,926	$3	$2,893	$3,643	$-	$(17,023)
Operations held for investment:
Depreciation and amortization	92,374	-	561	-	7,476	704	2,100	19,470	-	122,685
Amortization of lease intangibles	281	-	-	-	4,028	-	-	-	-	4,309
Interest expense	64,813	(1,053)	-	-	3,895	-	2,336	8,526	-	78,517
Interest expense - default rate	884	(884)	-	-	-	-	-	-	-	-
Amortization of deferred financing fees	1,585	(34)	-	-	-	-	-	900	-	2,451
Write-off of deferred financing fees	1,585	(123)	-	-	-	-	-	-	-	1,462
Loan penalties and fees	311	(135)	-	-	-	-	-	-	-	176
Non-cash interest related to discount on Senior Notes	996	-	-	-	-	-	-	-	-	996
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(906)	-	(906)
Depreciation and amortization	-	-	-	-	-	-	-	(4,868)	-	(4,868)
Interest expense	-	-	-	-	-	-	-	(2,132)	-	(2,132)
Amortization of deferred financing fees	-	-	-	-	-	-	-	(225)	-	(225)
Unconsolidated joint ventures:
Depreciation and amortization	52	-	-	-	-	(52)	-	-	-	-
Discontinued operations:
Depreciation and amortization	8,558	-	-	(8,558)	-	-	-	-	-	-
Interest expense	9,283	-	-	(9,283)	-	-	-	-	-	-
Interest expense - default rate	7,071			(7,071)	-	-	-	-	-	-
Amortization of deferred financing fees	453	-	-	(453)	-	-	-	-	-	-
Loan penalties and fees	1,021	-	-	(1,021)	-	-	-	-	-	-
EBITDA	227,809	-	907	(94,991)	19,325	655	7,329	24,408	-	185,442

Operations held for investment:
Amortization of deferred stock compensation	3,942	-	-	-	-	32	-	-	-	3,974
Non-cash straightline lease expense	944	-	-	-	154	-	8	1,801	-	2,907
Loss on sale of assets	382	-	-	-	-	-	-	-	-	382
Impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Due diligence costs - abandoned project	959	-	-	-	-	-	-	-	-	959
Costs associated with CEO severance	2,242	-	-	-	-	-	-	-	-	2,242
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(455)	-	(455)
Unconsolidated joint ventures:
Amortization of deferred stock compensation	32	-	-	-	-	(32)	-	-	-	-
Discontinued operations:
Gain on extinguishment of debt	(86,235)	-	-	86,235	-	-	-	-	-	-
Closing costs - completed acquisitions	6,796			(6,796)	-	-	-	-	-	-
	(68,995)	-	-	79,439	154	-	8	1,346	-	11,952

Adjusted EBITDA	$158,814	$-	$907	$(15,552)	$19,479	$655	$7,337	$25,754	$-	$197,394

*Footnotes on following page

APPENDIX	Page 53

Supplemental Financial Information – Unaudited November 7, 2011

Reconciliation of Pro Forma Net Income (Loss) to FFO and Adjusted FFO

FY 2010

	Year Ended December 31, 2010
					Acquisition:	Acquisition:	Acquisition:	Acquisition:	Equity Offering:
		Held for	Reacquired	Discontinued	Doubletree Guest	BuyEfficient,	JW Marriott	Hilton San	Preferred Stock	Pro
(Unaudited and in thousands except per share amounts)	Actual (1)	Investment (2)	Hotel (3)	Operations (4)	Suites Times Square (5)	LLC (6)	New Orleans (7)	Diego Bayfront (8)	Series D (9)	Forma (10)

Net income	$38,542	$2,229	$346	$(68,605)	$3,926	$3	$2,893	$3,643	$-	$(17,023)
Preferred stock dividends	(20,652)	-	-	-	-	-	-	-	(9,200)	(29,852)
Operations held for investment:
Real estate depreciation and amortization	91,824	-	561	-	7,476	-	2,100	19,470	-	121,431
Amortization of lease intangibles	281	-	-	-	4,028	-	-	-	-	4,309
Loss on sale of assets	382	-	-	-	-	-	-	-	-	382
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	-	-	-	-	-	-	-	(906)	-	(906)
Real estate depreciation and amortization	-	-	-	-	-	-	-	(4,868)	-	(4,868)
Discontinued operations:
Real estate depreciation and amortization	8,558	-	-	(8,558)	-	-	-	-	-	-
FFO available to common stockholders	118,935	2,229	907	(77,163)	15,430	3	4,993	17,339	(9,200)	73,473

Operations held for investment:
Interest expense - default rate	884	(884)	-	-	-	-	-	-	-	-
Write-off of deferred financing fees	1,585	(123)	-	-	-	-	-	-	-	1,462
Loan penalties and fees	311	(135)	-	-	-	-	-	-	-	176
Non-cash straightline lease expense	944	-	-	-	154	-	8	1,801	-	2,907
Impairment loss	1,943	-	-	-	-	-	-	-	-	1,943
Due diligence costs - abandoned project	959	-	-	-	-	-	-	-	-	959
Costs associated with CEO severance	2,242	-	-	-	-	-	-	-	-	2,242
Amortization of deferred stock compensation associated with CEO severance	1,074	-	-	-	-	-	-	-	-	1,074
Non-controlling interests:
Non-cash straightline lease expense	-	-	-	-	-	-	-	(455)	-	(455)
Discontinued operations:
Interest expense - default rate	7,071			(7,071)	-	-	-	-	-	-
Loan penalties and fees	1,021	-	-	(1,021)	-	-	-	-	-	-
Gain on extinguishment of debt	(86,235)	-	-	86,235	-	-	-	-	-	-
Closing costs - completed acquisitions	6,796	-	-	(6,796)	-	-	-	-	-	-
	(61,405)	(1,142)	-	71,347	154	-	8	1,346	-	10,308

Adjusted FFO available to common stockholders	$57,530	$1,087	$907	$(5,816)	$15,584	$3	$5,001	$18,685	$(9,200)	$83,781

FFO available to common stockholders per diluted share	$1.19									$0.73

Adjusted FFO available to common stockholders per diluted share	$0.57									$0.84

Basic weighted average shares outstanding	99,709									99,709
Shares associated with unvested restricted stock awards	390									390
Diluted weighted average shares outstanding (11)	100,099									100,099

(1) Actual represents the Company’s ownership results for the 31 hotels owned by the Company as of December 31, 2010.  In accordance with the September 30, 2011 presentation, 29 hotels are classified as held for investment and two have been reclassified as discontinued operations.

(2) Held for Investment includes only the interest and penalties associated with the three Mass Mutual hotels released on April 15, 2010. Hotel operations for these three hotels are included in the “Actual” column.

(3) Reacquired Hotel includes only the hotel operations and excludes interest and penalties associated with the Renaissance Westchester while it was in receivership prior to being reacquired by the Company on June 14, 2010.

(4) Discontinued Operations includes the W San Diego that was disposed by deed in lieu in Q3 2010, the Marriott Ontario Airport that was sold by the receiver in Q3 2010 and the Mass Mutual eight hotels that were disposed by deed in lieu in Q4 2010 along with  the ownership expenses of the Renaissance Westchester prior to June 14, 2010 when it was reacquired by the Company.  It also includes the operations for the Royal Palm Miami Beach  and the Salt Lake City commercial laundry facility which were sold in 2011 along with the Eugene Valley River Inn which was classified as held for sale during 2011.

(5) Acquisition: Doubletree Guest Suites Times Square represents prior ownership results for the joint venture which was acquired by the Company on January 14, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(6) Acquisition: BuyEfficient, LLC represents prior ownership results for the joint venture which was acquired by the Company on January 21, 2011, adjusted for the Company’s pro forma depreciation expense.

(7) Acquisition: JW Marriott New Orleans represents prior ownership results for the hotel which was acquired by the Company on February 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense.

(8) Acquisition: Hilton San Diego Bayfront represents prior ownership results of the hotel which was acquired by the Company on April 15, 2011, adjusted for the Company’s pro forma interest and depreciation expense, along with its 25% non-controlling interest.

(9) Equity Offering: Preferred Stock Series D represents the dividends earned on the 4,600,000 8% cumulative redeemable preferred shares sold on April 6, 2011 .

(10) Pro Forma represents the Company’s ownership results and prior ownership results for the 32 comparable hotels held for investment as of September 30, 2011, as well as the effects of the Equity Offering completed in April 2011.

(11) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 54

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation
FY 2010

		For the Year Ended December 31, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$8,401	$1,353	$704	$1	$2,058	24.5%
2	Doubletree Guest Suites Minneapolis	7,651	256	828	981	2,065	27.0%
3	Doubletree Guest Suites Times Square (2)	60,152	8,108	7,476	3,895	19,479	32.4%
4	Embassy Suites Chicago	20,214	475	2,753	4,275	7,503	37.1%
5	Embassy Suites La Jolla	17,024	(1,641)	3,772	4,630	6,761	39.7%
6	Fairmont Newport Beach	23,289	(1,949)	5,601	-	3,652	15.7%
7	Hilton Del Mar	11,519	(545)	1,474	1,412	2,341	20.3%
8	Hilton North Houston	20,518	(1,372)	3,462	1,960	4,050	19.7%
9	Hilton San Diego Bayfront (2)	100,372	5,444	19,470	9,426	34,340	34.2%
10	Hilton Times Square	46,818	(1,521)	9,259	5,164	12,902	27.6%
11	Hyatt Regency Newport Beach	27,307	1,774	2,744	-	4,518	16.5%
12	JW Marriott New Orleans	27,997	2,901	2,100	2,336	7,337	26.2%
13	Kahler Grand	22,950	1,498	2,734	1,565	5,797	25.3%
14	Kahler Inn & Suites	6,901	655	899	843	2,397	34.7%
15	Marriott Boston Long Wharf	41,824	(4,193)	7,761	9,972	13,540	32.4%
16	Marriott Del Mar	16,070	(1,480)	1,569	2,783	2,872	17.9%
17	Marriott Houston	11,361	(1,633)	1,645	1,298	1,310	11.5%
18	Marriott Park City	8,352	(366)	1,089	851	1,574	18.8%
19	Marriott Philadelphia	17,061	101	1,804	1,537	3,442	20.2%
20	Marriott Portland	11,333	2,478	1,231	-	3,709	32.7%
21	Marriott Quincy	25,096	1,294	4,179	-	5,473	21.8%
22	Marriott Rochester	12,519	733	1,801	1,385	3,919	31.3%
23	Marriott Troy	15,399	(1,539)	2,268	1,983	2,712	17.6%
24	Marriott Tysons Corner	21,188	1,184	2,809	2,529	6,522	30.8%
25	Renaissance Harborplace	41,620	(2,194)	8,118	5,558	11,482	27.6%
26	Renaissance Los Angeles Airport	20,249	(418)	2,821	-	2,403	11.9%
27	Renaissance Long Beach	18,447	181	2,472	1,713	4,366	23.7%
28	Renaissance Orlando at SeaWorld ®	47,764	231	7,364	4,763	12,358	25.9%
29	Renaissance Washington DC	67,509	4,002	7,401	8,015	19,418	28.8%
30	Renaissance Westchester	18,256	760	1,200	-	1,960	10.7%
31	Residence Inn by Marriott Rochester	3,454	962	551	-	1,513	43.8%
32	Sheraton Cerritos	10,253	765	1,453	-	2,218	21.6%

	Total Comparable Portfolio (1)	808,868	16,304	120,812	78,875	215,991	26.7%

	Prior Ownership Results (1)
	Renaissance Westchester	8,285	346	561	-	907	10.9%
	Doubletree Guest Suites Times Square (2)	60,152	8,108	7,476	3,895	19,479	32.4%
	JW Marriott New Orleans	27,997	2,901	2,100	2,336	7,337	26.2%
	Hilton San Diego Bayfront (2)	100,372	5,444	19,470	9,426	34,340	34.2%
	Total Actual Portfolio	$612,062	$(495)	$91,205	$63,218	$153,928	25.1%

	*Footnotes on page 57.

APPENDIX	Page 55

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

FY 2009

		For the Year Ended December 31, 2009
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$8,000	$1,250	$706	$-	$1,956	24.5%
2	Doubletree Guest Suites Minneapolis	6,552	(392)	864	1,003	1,475	22.5%
3	Doubletree Guest Suites Times Square (2)	53,261	3,434	7,476	3,895	14,805	27.8%
4	Embassy Suites Chicago	19,809	(1,403)	2,889	4,271	5,757	29.1%
5	Embassy Suites La Jolla	16,366	(1,986)	3,696	4,630	6,340	38.7%
6	Fairmont Newport Beach	23,561	(1,538)	5,645	-	4,107	17.4%
7	Hilton Del Mar	11,017	(791)	1,597	1,444	2,250	20.4%
8	Hilton North Houston	24,859	698	3,302	1,983	5,983	24.1%
9	Hilton San Diego Bayfront (2)	86,118	(911)	19,470	9,426	27,985	32.5%
10	Hilton Times Square	42,966	(4,235)	9,452	4,997	10,214	23.8%
11	Hyatt Regency Newport Beach	24,386	860	2,895	-	3,755	15.4%
12	JW Marriott New Orleans	25,276	994	2,100	2,336	5,430	21.5%
13	Kahler Grand	22,822	1,981	2,732	1,599	6,312	27.7%
14	Kahler Inn & Suites	7,286	236	916	1,704	2,856	39.2%
15	Marriott Boston Long Wharf	38,004	(6,860)	7,554	9,972	10,666	28.1%
16	Marriott Del Mar	16,596	(1,844)	2,107	2,783	3,046	18.4%
17	Marriott Houston	13,492	(696)	1,756	1,327	2,387	17.7%
18	Marriott Park City	9,307	337	1,116	870	2,323	25.0%
19	Marriott Philadelphia	17,383	137	1,917	1,571	3,625	20.9%
20	Marriott Portland	10,683	2,156	976	-	3,132	29.3%
21	Marriott Quincy	23,598	773	4,105	-	4,878	20.7%
22	Marriott Rochester	12,014	(780)	1,807	2,800	3,827	31.9%
23	Marriott Troy	15,883	(1,680)	2,454	2,027	2,801	17.6%
24	Marriott Tysons Corner	20,280	487	2,911	2,586	5,984	29.5%
25	Renaissance Orlando at SeaWorld ®	37,755	(4,983)	7,874	5,540	8,431	22.3%
26	Renaissance Los Angeles Airport	21,120	408	2,755	-	3,163	15.0%
27	Renaissance Long Beach	19,131	514	2,555	1,750	4,819	25.2%
28	Renaissance Orlando at SeaWorld ®	47,198	(249)	7,395	4,859	12,005	25.4%
29	Renaissance Washington DC	71,099	6,429	7,254	8,109	21,792	30.7%
30	Renaissance Westchester	17,096	(4,962)	1,810	4,575	1,423	8.3%
31	Residence Inn by Marriott Rochester	3,141	765	562	-	1,327	42.2%
32	Sheraton Cerritos	10,039	962	1,494	-	2,456	24.5%

	Total Comparable Portfolio (4)	776,098	(10,889)	122,142	86,057	197,310	25.4%

	Prior Ownership Results (4)
	Doubletree Guest Suites Times Square (2)	53,261	3,434	7,476	3,895	14,805	27.8%
	JW Marriott New Orleans	25,276	994	2,100	2,336	5,430	21.5%
	Hilton San Diego Bayfront (2)	86,118	(911)	19,470	9,426	27,985	32.5%

	Total Actual Portfolio	$611,443	$(14,406)	$93,096	$70,400	$149,090	24.4%

	*Footnotes on page 57.

APPENDIX	Page 56

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

FY 2010/2009

(1)

Total Comparable Portfolio for the year ended December 31, 2010 includes operating results for the Renaissance Westchester while it was held in receivership prior to the Company’s reacquisition of the hotel on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Adjusted Net Income / (Loss) for the year ended December 31, 2010 includes the following adjustments: (1) Courtyard by Marriott Los Angeles add back $6,000 related to management transition costs; (2) Doubletree Guest Suites Minneapolis add back $3,000 related to management transition costs; (3) Doubletree Guest Suites Times Square add back $4.0 million and $0.2 million to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (4) Embassy Suites Chicago add back $37,000 related to management transition costs; (5) Hilton Del Mar add back $76,000 related to management transition costs; (6) Hilton North Houston add back $18,000 related to management transition costs; (7) Hilton San Diego Bayfront add back $1.8 million to prior ownership results related to non-cash straightline lease expense; (8) Hilton Times Square add back $0.3 million related to amortization of lease intangibles, $0.9 million related to non-cash straightline lease expense and $4,000 related to management transition costs; (9) JW Marriott New Orleans add back $8,000 to prior ownership results related to non-cash straightline lease expense; (10) Kahler Grand add back $20,000 related to management transition costs; (11) Kahler Inn & Suites add back $6,000 related to management transition costs; (12) Marriott Del Mar add back $27,000 related to amortization of lease intangibles; (13) Marriott Houston add back $14,000 related to management transition costs; (14) Marriott Park City add back $12,000 related to management transition costs; (15) Marriott Portland add back $11,000 related to management transition costs; (16) Marriott Rochester add back $7,000 related to management transition costs; (17) Residence Inn by Marriott Rochester add back $3,000 related to management transition costs; and (18) Sheraton Cerritos add back $13,000 related to management transition costs.

(4)

Total Comparable Portfolio for the year ended December 31, 2009 includes operating results for the Renaissance Westchester prior to the period the hotel was held in receivership before the Company’s reacquisition of the hotel on June 14, 2010, as well as prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

APPENDIX	Page 57

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q1 2011

		For the Three Months Ended March 31, 2011
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Courytard by Marriott Los Angeles	$2,031	$329	$174	$-	$503	24.8%
2	Doubletree Minneapolis	1,230	(425)	236	238	49	4.0%
3	Doubletree Guest Suites Times Square (2)	11,448	(1,537)	2,039	1,023	1,525	13.3%
4	Embassy Suites Chicago	3,431	(2,005)	818	1,053	(134)	-3.9%
5	Embassy Suites La Jolla	4,194	(496)	954	1,157	1,615	38.5%
6	Fairmont Newport Beach	6,054	(560)	1,378	-	818	13.5%
7	Hilton Del Mar	2,695	(224)	359	343	478	17.7%
8	Hilton North Houston	5,318	(323)	816	479	972	18.3%
9	Hilton San Diego Bayfront (2)	29,876	3,349	4,868	2,271	10,488	35.1%
10	Hilton Times Square	9,404	(2,226)	2,333	1,238	1,345	14.3%
11	Hyatt Regency Newport Beach	6,235	367	680	-	1,047	16.8%
12	JW Marriott New Orleans	7,229	627	1,148	573	2,348	32.5%
13	Kahler Grand	5,493	288	738	380	1,406	25.6%
14	Kahler Inn & Suites	1,793	456	228	-	684	38.1%
15	Marriott Boston (Long Wharf)	6,522	(3,624)	1,960	2,459	795	12.2%
16	Marriott Del Mar	3,707	(337)	354	686	703	19.0%
17	Marriott Houston	2,905	(479)	424	315	260	9.0%
18	Marriott Park City	4,485	1,408	293	207	1,908	42.5%
19	Marriott Philadelphia	3,584	(335)	448	374	487	13.6%
20	Marriott Portland	2,411	342	282	-	624	25.9%
21	Marriott Quincy	4,075	(857)	1,105	-	248	6.1%
22	Marriott Rochester	2,434	71	484	-	555	22.8%
23	Marriott Troy	3,332	(536)	562	482	508	15.2%
24	Marriott Tysons Corner	4,325	(240)	687	615	1,062	24.6%
25	Renaissance Harborplace	7,539	(2,389)	2,003	1,370	984	13.1%
26	Renaissance Los Angeles Airport	5,293	44	709	-	753	14.2%
27	Renaissance Long Beach	4,849	275	600	416	1,291	26.6%
28	Renaissance Orlando at SeaWorld ®	15,085	2,406	1,838	1,159	5,403	35.8%
29	Renaissance Washington DC	16,203	741	1,841	1,987	4,569	28.2%
30	Renaissance Westchester	3,406	(367)	294	-	(73)	-2.1%
31	Residence Inn by Marriott Rochester	964	283	139	-	422	43.8%
32	Sheraton Cerritos	2,100	(142)	375	-	233	11.1%

	Total Comparable Portfolio (1)	189,650	(6,116)	31,167	18,825	43,876	23.1%

	Prior Ownership Results (1)
	Doubletree Guest Suites Times Square (2)	1,560	(313)	261	138	86	5.5%
	JW Marriott New Orleans	3,277	175	262	287	724	22.1%
	Hilton San Diego Bayfront (2)	29,875	3,349	4,868	2,271	10,488	35.1%

	Actual Portfolio	$154,938	$(9,327)	$25,776	$16,129	$32,578	21.0%

	*Footnotes on page 60.

APPENDIX	Page 58

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q1 2010

		For the Three Months Ended March 31, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Courytard by Marriott Los Angeles	$2,206	$421	$176	$-	$597	27.1%
2	Doubletree Minneapolis	1,310	(323)	208	244	129	9.8%
3	Doubletree Guest Suites Times Square (2)	10,032	(1,868)	1,869	933	934	9.3%
4	Embassy Suites Chicago	3,206	(1,566)	679	1,053	166	5.2%
5	Embassy Suites La Jolla	3,948	(582)	926	1,158	1,502	38.0%
6	Fairmont Newport Beach	5,842	(327)	1,425	-	1,098	18.8%
7	Hilton Del Mar	2,503	(322)	366	351	395	15.8%
8	Hilton North Houston	6,112	140	965	485	1,590	26.0%
9	Hilton San Diego Bayfront (2)	24,420	1,790	4,868	2,333	8,991	36.8%
10	Hilton Times Square	9,067	(2,518)	2,374	1,239	1,095	12.1%
11	Hyatt Regency Newport Beach	6,054	303	690	-	993	16.4%
12	JW Marriott New Orleans	7,294	1,221	525	577	2,323	31.8%
13	Kahler Grand	4,923	(8)	679	389	1,060	21.5%
14	Kahler Inn & Suites	1,805	(260)	217	682	639	35.4%
15	Marriott Boston (Long Wharf)	6,788	(3,459)	1,920	2,459	920	13.6%
16	Marriott Del Mar	3,772	(322)	400	686	764	20.3%
17	Marriott Houston	3,120	(268)	411	323	466	14.9%
18	Marriott Park City	4,119	1,205	264	212	1,681	40.8%
19	Marriott Philadelphia	3,512	(435)	448	383	396	11.3%
20	Marriott Portland	2,419	273	392	-	665	27.5%
21	Marriott Quincy	4,353	(665)	1,033	-	368	8.5%
22	Marriott Rochester	2,712	(867)	445	1,120	698	25.7%
23	Marriott Troy	3,425	(712)	570	493	351	10.2%
24	Marriott Tysons Corner	4,614	(35)	693	630	1,288	27.9%
25	Renaissance Harborplace	7,622	(2,284)	2,080	1,370	1,166	15.3%
26	Renaissance Los Angeles Airport	4,901	30	700	-	730	14.9%
27	Renaissance Long Beach	4,767	314	639	426	1,379	28.9%
28	Renaissance Orlando at SeaWorld ®	13,285	1,621	1,892	1,183	4,696	35.3%
29	Renaissance Washington DC	15,265	335	1,854	2,013	4,202	27.5%
30	Renaissance Westchester	4,212	149	306	-	455	10.8%
31	Residence Inn by Marriott Rochester	785	173	133	-	306	39.0%
32	Sheraton Cerritos	2,357	79	377	-	456	19.3%

	Pro Forma Comparable Portfolio (4)	180,750	(8,767)	30,524	20,742	42,499	23.5%

	Prior Ownership Results (4)
	Renaissance Westchester	4,213	149	306	-	455	10.8%
	Doubletree Guest Suites Times Square (2)	10,032	(1,868)	1,869	933	934	9.3%
	JW Marriott New Orleans	7,294	1,221	525	577	2,323	31.8%
	Hilton San Diego Bayfront (2)	24,420	1,790	4,868	2,333	8,991	36.8%

	Actual Portfolio	$134,791	$(10,059)	$22,956	$16,899	$29,796	22.1%

	*Footnotes on page 60.

APPENDIX	Page 59

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q1 2011/2010

(1)

Total Comparable Portfolio for the three months ended March 31, 2011 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Adjusted Net Income / (Loss) for the three months ended March 31, 2011 includes the following adjustments: (1) Doubletree Guest Suites Times Square add back $0.9 million to actual results and $0.1 million to prior ownership results related to amortization of lease intangibles, and add back $33,000 to actual results and $5,000 to prior ownership results related to non-cash straightline lease expense; (2) Hilton San Diego Bayfront add back $0.5 million to prior ownership results related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.1 million related to amortization of lease intangibles, $0.2 million related to non-cash straightline lease expense and $0.1 million related to management transition costs; (4) JW Marriott New Orleans add back $1,000 to prior ownership results related to non-cash straightline lease expense; and (5) Marriott Del Mar add back of $7,000 related to amortization of lease intangibles.

(4)

Total Comparable Portfolio for the three months ended March 31, 2010 includes prior ownership results for the Renaissance Westchester while it was held in receivership prior to the Company’s reacquisition of the hotel on June 14, 2010, the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(5)

Adjusted Net Income / (Loss) for the three months ended March 31, 2010 includes the following adjustments: (1) Doubletree Guest Suites Times Square add back $1.0 million and $39,000 to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (2) Hilton San Diego Bayfront add back $0.5 million to prior ownership results related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.2 million related to non-cash straightline lease expense; and (4) JW Marriott New Orleans add back $2,000 to prior ownership results related to non-cash straightline lease expense.

APPENDIX	Page 60

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation
Q2 2011

		For the Three Months Ended June 30, 2011
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$1,991	$164	$244	$-	$408	20.5%
2	Doubletree Guest Suites Minneapolis	2,371	265	301	240	806	34.0%
3	Doubletree Guest Suites Times Square (2)	16,538	3,177	2,070	951	6,198	37.5%
4	Embassy Suites Chicago	6,871	2,123	882	1,064	4,069	59.2%
5	Embassy Suites La Jolla	4,502	(196)	913	1,159	1,876	41.7%
6	Fairmont Newport Beach	6,429	220	1,370	-	1,590	24.7%
7	Hilton Del Mar	2,974	(19)	363	345	689	23.2%
8	Hilton North Houston	4,963	(328)	819	483	974	19.6%
9	Hilton San Diego Bayfront (2)	27,981	1,535	5,652	2,435	9,622	34.4%
10	Hilton Times Square	13,084	386	2,109	1,247	3,742	28.6%
11	Hyatt Regency Newport Beach	7,644	767	679	-	1,446	18.9%
12	JW Marriott New Orleans	7,894	(209)	1,774	1,439	3,004	38.1%
13	Kahler Grand	6,407	1,007	793	382	2,182	34.1%
14	Kahler Inn & Suites	1,725	365	289	-	654	37.9%
15	Marriott Boston Long Wharf	10,656	(491)	1,964	2,486	3,959	37.2%
16	Marriott Del Mar	3,680	(558)	372	691	505	13.7%
17	Marriott Houston	3,520	(232)	508	317	593	16.8%
18	Marriott Park City	1,229	(689)	320	208	(161)	-13.1%
19	Marriott Philadelphia	4,913	665	457	375	1,497	30.5%
20	Marriott Portland	3,113	1,013	285	-	1,298	41.7%
21	Marriott Quincy	6,333	546	1,117	-	1,663	26.3%
22	Marriott Rochester	2,949	548	520	-	1,068	36.2%
23	Marriott Troy	3,692	(263)	574	484	795	21.5%
24	Marriott Tysons Corner	6,191	973	771	618	2,362	38.2%
25	Renaissance Harborplace	11,072	437	2,011	1,307	3,755	33.9%
26	Renaissance Los Angeles Airport	5,172	211	717	-	928	17.9%
27	Renaissance Long Beach	4,692	166	604	419	1,189	25.3%
28	Renaissance Orlando at SeaWorld ®	10,945	(232)	1,884	1,166	2,818	25.7%
29	Renaissance Washington DC	19,267	3,575	1,884	1,981	7,440	38.6%
30	Renaissance Westchester	5,048	333	300	-	633	12.5%
31	Residence Inn by Marriott Rochester	978	321	136	-	457	46.7%
32	Sheraton Cerritos	2,802	348	417	-	765	27.3%

	Total Comparable Portfolio (1)	217,626	15,928	33,099	19,797	68,824	31.6%

	Prior Ownership Results (1)
	Hilton San Diego Bayfront (2)	4,064	17	917	312	1,246	30.7%

	Total Actual Portfolio	$213,562	$15,911	$32,182	$19,485	$67,578	31.6%

	*Footnotes on page 63.

APPENDIX	Page 61

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q2 2010

		For the Three Months Ended June 30, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$2,092	$351	$176	$1	$528	25.2%
2	Doubletree Guest Suites Minneapolis	2,186	271	209	245	725	33.2%
3	Doubletree Guest Suites Times Square (2)	14,850	2,135	1,869	992	4,996	33.6%
4	Embassy Suites Chicago	6,028	253	682	1,070	2,005	33.3%
5	Embassy Suites La Jolla	4,402	(311)	934	1,157	1,780	40.4%
6	Fairmont Newport Beach	5,890	(519)	1,425	-	906	15.4%
7	Hilton Del Mar	2,866	(262)	367	353	458	16.0%
8	Hilton North Houston	5,593	(206)	826	490	1,110	19.8%
9	Hilton San Diego Bayfront (2)	24,485	1,101	4,867	2,385	8,353	34.1%
10	Hilton Times Square	12,183	326	2,250	1,255	3,831	31.4%
11	Hyatt Regency Newport Beach	7,415	764	686	-	1,450	19.6%
12	JW Marriott New Orleans	7,117	1,027	525	589	2,141	30.1%
13	Kahler Grand	5,833	456	681	391	1,528	26.2%
14	Kahler Inn & Suites	1,762	286	221	161	668	37.9%
15	Marriott Boston Long Wharf	11,134	(130)	1,941	2,486	4,297	38.6%
16	Marriott Del Mar	3,502	(564)	381	694	511	14.6%
17	Marriott Houston	3,273	(48)	410	324	686	21.0%
18	Marriott Park City	1,065	(743)	266	213	(264)	-24.8%
19	Marriott Philadelphia	4,445	262	452	384	1,098	24.7%
20	Marriott Portland	2,895	689	304	-	993	34.3%
21	Marriott Quincy	6,277	515	1,037	-	1,552	24.7%
22	Marriott Rochester	3,039	276	445	265	986	32.4%
23	Marriott Troy	3,584	(433)	568	496	631	17.6%
24	Marriott Tysons Corner	5,447	512	707	632	1,851	34.0%
25	Renaissance Harborplace	11,104	100	2,055	1,386	3,541	31.9%
26	Renaissance Los Angeles Airport	4,448	(299)	699	-	400	9.0%
27	Renaissance Long Beach	4,038	(238)	628	428	818	20.3%
28	Renaissance Orlando at SeaWorld ®	11,863	164	1,870	1,191	3,225	27.2%
29	Renaissance Washington DC	18,136	2,287	1,906	2,007	6,200	34.2%
30	Renaissance Westchester	4,336	177	306	-	483	11.1%
31	Residence Inn by Marriott Rochester	880	286	138	-	424	48.2%
32	Sheraton Cerritos	2,636	252	368	-	620	23.5%

	Total Comparable Portfolio (4)	204,804	8,737	30,199	19,595	58,531	28.6%

	Prior Ownership Results (4)
	Renaissance Westchester	4,072	197	255	-	452	11.1%
	Doubletree Guest Suites Times Square (2)	14,850	2,135	1,869	992	4,996	33.6%
	JW Marriott New Orleans	7,117	1,027	525	589	2,141	30.1%
	Hilton San Diego Bayfront (2)	24,485	1,101	4,867	2,385	8,353	34.1%

	Total Actual Portfolio	$154,280	$4,277	$22,683	$15,629	$42,589	27.6%

	*Footnotes on page 63.

APPENDIX	Page 62

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q2 2011/2010

(1)       Total Comparable Portfolio for the three months ended June 30, 2011 includes prior ownership results for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)       Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.

(3)       Adjusted Net Income / (Loss) for the three months ended June 30, 2011 includes the following adjustments:  (1) Doubletree Guest Suites Times Square add back $0.9 million related to amortization of lease intangibles and $39,000 related to non-cash straightline lease expense; (2) Hilton San Diego Bayfront add back $0.5 million to actual results and $<0.1> million to prior ownership results related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.1 million related to amortization of lease intangibles and $0.2 million related to non-cash straightline lease expense; (4) JW Marriott New Orleans add back $3,000 related to non-cash straightline lease expense; and (5) Marriott Del Mar add back of $7,000 related to amortization of lease intangibles.

(4)       Total Comparable Portfolio for the three months ended June 30, 2010 includes prior ownership results for the Renaissance Westchester while it was held in receivership prior to the Company’s reacquisition of the hotel on June 14, 2010,  the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(5)       Adjusted Net Income / (Loss) for the three months ended June 30, 2010 includes the following adjustments: (1) Doubletree Guest Suites Times Square add back $1.0 million and $38,000 to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (2) Embassy Suites Chicago add back $27,000 related to management transition costs; (3) Hilton Del Mar add back $57,000 related to management transition costs; (4) Hilton San Diego Bayfront add back $0.5 million to prior ownership results related to non-cash straightline lease expense;  (5) Hilton Times Square add back $0.1 million related to amortization of lease intangibles and $0.2 million related to non-cash straightline lease expense; (6) JW Marriott New Orleans add back $2,000 to prior ownership results related to non-cash straightline lease expense; and (7) Marriott Del Mar add back $23,000 related to amortization of lease intangibles.

APPENDIX	Page 63

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q3 2011

		For the Three Months Ended September 30, 2011
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$2,561	$509	$299	$-	$808	31.6%
2	Doubletree Guest Suites Minneapolis	2,697	457	345	241	1,043	38.7%
3	Doubletree Guest Suites Times Square (1)	17,485	3,222	2,071	948	6,241	35.7%
4	Embassy Suites Chicago	6,744	830	865	1,068	2,763	41.0%
5	Embassy Suites La Jolla	5,392	347	895	1,156	2,398	44.5%
6	Fairmont Newport Beach	6,360	(172)	1,360	-	1,188	18.7%
7	Hilton Del Mar	3,851	515	378	347	1,240	32.2%
8	Hilton North Houston	3,819	(843)	888	487	532	13.9%
9	Hilton San Diego Bayfront (1)	26,733	324	5,657	2,434	8,415	31.5%
10	Hilton Times Square	13,676	639	2,154	1,258	4,051	29.6%
11	Hyatt Regency Newport Beach	8,996	1,314	658	-	1,972	21.9%
12	JW Marriott New Orleans	5,413	(2,768)	1,778	1,667	677	12.5%
13	Kahler Grand	6,262	741	800	384	1,925	30.7%
14	Kahler Inn & Suites	1,931	401	331	-	732	37.9%
15	Marriott Boston Long Wharf	10,973	(635)	2,015	2,514	3,894	35.5%
16	Marriott Del Mar	4,607	183	373	697	1,253	27.2%
17	Marriott Houston	3,012	(280)	556	319	595	19.8%
18	Marriott Park City	1,838	(348)	325	209	186	10.1%
19	Marriott Philadelphia	3,972	(145)	460	377	692	17.4%
20	Marriott Portland	3,643	1,342	287	-	1,629	44.7%
21	Marriott Quincy	6,676	575	1,183	-	1,758	26.3%
22	Marriott Rochester	3,409	712	548	-	1,260	37.0%
23	Marriott Troy	3,691	(241)	578	486	823	22.3%
24	Marriott Tysons Corner	4,773	(154)	800	620	1,266	26.5%
25	Renaissance Harborplace	9,350	(860)	2,014	1,330	2,484	26.6%
26	Renaissance Los Angeles Airport	5,329	209	724	-	933	17.5%
27	Renaissance Long Beach	4,275	(111)	607	421	917	21.5%
28	Renaissance Orlando at SeaWorld ®	8,028	(2,725)	1,935	1,172	382	4.8%
29	Renaissance Washington DC	13,944	(1,062)	1,903	1,974	2,815	20.2%
30	Renaissance Westchester	4,383	127	343	-	470	10.7%
31	Residence Inn by Marriott Rochester	923	283	126	-	409	44.3%
32	Sheraton Cerritos	2,746	193	422	-	615	22.4%

	Total Comparable Portfolio	207,492	2,579	33,678	20,109	56,366	27.2%

	Prior Ownership Results

	Total Actual Portfolio	$207,492	$2,579	$33,678	$20,109	$56,366	27.2%

	*Footnotes on page 66.

APPENDIX	Page 64

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q3 2010

		For the Three Months Ended September 30, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (4)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$2,113	$338	$177	$-	$515	24.4%
2	Doubletree Guest Suites Minneapolis	2,277	307	210	247	764	33.6%
3	Doubletree Guest Suites Times Square (1)	15,501	2,058	1,869	1,000	4,927	31.8%
4	Embassy Suites Chicago	5,998	375	691	1,076	2,142	35.7%
5	Embassy Suites La Jolla	5,064	202	956	1,157	2,315	45.7%
6	Fairmont Newport Beach	6,236	(247)	1,375	-	1,128	18.1%
7	Hilton Del Mar	3,773	534	376	355	1,265	33.5%
8	Hilton North Houston	4,401	(866)	832	494	460	10.5%
9	Hilton San Diego Bayfront (1)	25,333	1,009	4,868	2,373	8,250	32.6%
10	Hilton Times Square	11,839	(477)	2,318	1,265	3,106	26.2%
11	Hyatt Regency Newport Beach	8,165	1,051	689	-	1,740	21.3%
12	JW Marriott New Orleans	5,097	(534)	525	589	580	11.4%
13	Kahler Grand	6,343	748	684	394	1,826	28.8%
14	Kahler Inn & Suites	1,628	309	230	-	539	33.1%
15	Marriott Boston Long Wharf	11,155	30	1,948	2,514	4,492	40.3%
16	Marriott Del Mar	4,022	(279)	394	702	817	20.3%
17	Marriott Houston	2,437	(723)	413	326	16	0.7%
18	Marriott Park City	1,792	(262)	274	214	226	12.6%
19	Marriott Philadelphia	3,642	(159)	454	386	681	18.7%
20	Marriott Portland	3,388	982	259	-	1,241	36.6%
21	Marriott Quincy	6,070	384	1,045	-	1,429	23.5%
22	Marriott Rochester	3,701	913	454	-	1,367	36.9%
23	Marriott Troy	3,528	(392)	567	498	673	19.1%
24	Marriott Tysons Corner	4,621	27	710	635	1,372	29.7%
25	Renaissance Harborplace	9,296	(1,074)	1,989	1,401	2,316	24.9%
26	Renaissance Los Angeles Airport	4,710	(97)	711	-	614	13.0%
27	Renaissance Long Beach	3,945	(307)	604	431	728	18.5%
28	Renaissance Orlando at SeaWorld ®	8,744	(1,904)	1,794	1,198	1,088	12.4%
29	Renaissance Washington DC	13,074	(1,306)	1,813	2,001	2,508	19.2%
30	Renaissance Westchester	3,934	(59)	294	-	235	6.0%
31	Residence Inn by Marriott Rochester	907	273	140	-	413	45.5%
32	Sheraton Cerritos	2,486	105	353	-	458	18.4%

	Total Comparable Portfolio (3)	195,220	959	30,016	19,256	50,231	25.7%

	Prior Ownership Results (3)
	Doubletree Guest Suites Times Square (1)	15,501	2,058	1,869	1,000	4,927	31.8%
	JW Marriott New Orleans	5,097	(534)	525	589	580	11.4%
	Hilton San Diego Bayfront (1)	25,333	1,009	4,868	2,373	8,250	32.6%

	Total Actual Portfolio	$149,289	$(1,574)	$22,754	$15,294	$36,474	24.4%

	*Footnotes on page 66.

APPENDIX	Page 65

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q3 2011/2010

(1)          Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.

(2)          Adjusted Net Income / (Loss) for the three months ended September 30, 2011 includes the following adjustments:  (1) Doubletree Guest Suites Times Square add back $1.0 million related to amortization of lease intangibles and $39,000 related to non-cash straightline lease expense; (2) Hilton San Diego Bayfront add back $0.5 million related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.1 million related to amortization of lease intangibles and $0.2 million related to non-cash straightline lease expense; (4) JW Marriott New Orleans add back $2,000 related to non-cash straightline lease expense; and (5) Marriott Del Mar add back $9,000 related to amortization of lease intangibles.

(3)          Total Comparable Portfolio for the three months ended September 30, 2010 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(4)          Adjusted Net Income / (Loss) for the three months ended September 30, 2010 includes the following adjustments:  (1) Courtyard by Marriott Los Angeles add back $6,000 related to management transition costs; (2) Doubletree Guest Suites Minneapolis add back $3,000 related to management transition costs; (3) Doubletree Guest Suites Times Square add back $1.0 million  and $39,000 to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (4) Embassy Suites Chicago add back $10,000 related to management transition costs; (5) Hilton Del Mar add back $19,000 related to management transition costs; (6) Hilton North Houston add back $18,000 related to management transition costs; (7) Hilton San Diego Bayfront add back $0.4 million to prior ownership results related to non-cash straightline lease expense; (8) Hilton Times Square add back $0.1 million related to amortization of lease intangibles, $0.3 million related to non-cash straightline lease expense and $4,000 related to management transition costs; (9) JW Marriott New Orleans add back $2,000 to prior ownership results related to non-cash straightline lease expense; (10) Kahler Grand add back $20,000 related to management transition costs; (11) Kahler Inn & Suites add back $6,000 related to management transition costs; (12) Marriott Del Mar add back $12,000 related to amortization of lease intangibles; (13) Marriott Houston add back $14,000 related to management transition costs; (14) Marriott Park City add back $12,000 related to management transition costs; (15) Marriott Portland add back $11,000 related to management transition costs; (16) Marriott Rochester add back $7,000 related to management transition costs; (17) Residence Inn by Marriott Rochester add back $3,000 related to management transition costs; and (18) Sheraton Cerritos add back $13,000 related to management transition costs.

APPENDIX	Page 66

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

YTD Q3 2011

		For the Nine Months Ended September 30, 2011
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$6,583	$1,002	$717	$-	$1,719	26.1%
2	Doubletree Guest Suites Minneapolis	6,298	297	882	719	1,898	30.1%
3	Doubletree Guest Suites Times Square (2)	45,471	4,862	6,180	2,922	13,964	30.7%
4	Embassy Suites Chicago	17,046	948	2,565	3,185	6,698	39.3%
5	Embassy Suites La Jolla	14,088	(345)	2,762	3,472	5,889	41.8%
6	Fairmont Newport Beach	18,843	(512)	4,108	-	3,596	19.1%
7	Hilton Del Mar	9,520	272	1,100	1,035	2,407	25.3%
8	Hilton North Houston	14,100	(1,494)	2,523	1,449	2,478	17.6%
9	Hilton San Diego Bayfront (2)	84,590	5,208	16,177	7,140	28,525	33.7%
10	Hilton Times Square	36,164	(1,201)	6,596	3,743	9,138	25.3%
11	Hyatt Regency Newport Beach	22,875	2,448	2,017	-	4,465	19.5%
12	JW Marriott New Orleans	20,536	(2,350)	4,700	3,679	6,029	29.4%
13	Kahler Grand	18,162	2,036	2,331	1,146	5,513	30.4%
14	Kahler Inn & Suites	5,449	1,222	848	-	2,070	38.0%
15	Marriott Boston Long Wharf	28,151	(4,750)	5,939	7,459	8,648	30.7%
16	Marriott Del Mar	11,994	(712)	1,099	2,074	2,461	20.5%
17	Marriott Houston	9,437	(991)	1,488	951	1,448	15.3%
18	Marriott Park City	7,552	371	938	624	1,933	25.6%
19	Marriott Philadelphia	12,469	185	1,365	1,126	2,676	21.5%
20	Marriott Portland	9,167	2,697	854	-	3,551	38.7%
21	Marriott Quincy	17,084	264	3,405	-	3,669	21.5%
22	Marriott Rochester	8,792	1,331	1,552	-	2,883	32.8%
23	Marriott Troy	10,715	(1,040)	1,714	1,452	2,126	19.8%
24	Marriott Tysons Corner	15,289	579	2,258	1,853	4,690	30.7%
25	Renaissance Harborplace	27,961	(2,812)	6,028	4,007	7,223	25.8%
26	Renaissance Los Angeles Airport	15,794	464	2,150	-	2,614	16.6%
27	Renaissance Long Beach	13,816	330	1,811	1,256	3,397	24.6%
28	Renaissance Orlando at SeaWorld ®	34,057	(551)	5,657	3,497	8,603	25.3%
29	Renaissance Washington DC	49,415	3,254	5,628	5,942	14,824	30.0%
30	Renaissance Westchester	12,837	93	937	-	1,030	8.0%
31	Residence Inn by Marriott Rochester	2,865	887	401	-	1,288	45.0%
32	Sheraton Cerritos	7,648	399	1,214	-	1,613	21.1%

	Total Comparable Portfolio (1)	614,768	12,391	97,944	58,731	169,066	27.5%

	Prior Ownership Results (1)
	Doubletree Guest Suites Times Square (2)	1,560	(313)	261	138	86	5.5%
	JW Marriott New Orleans	3,277	175	262	287	724	22.1%
	Hilton San Diego Bayfront (2)	33,939	3,366	5,785	2,583	11,734	34.6%

	Total Actual Portfolio	$575,992	$9,163	$91,636	$55,723	$156,522	27.2%

	*Footnotes on page 69.

APPENDIX	Page 67

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

YTD Q3 2010

		For the Nine Months Ended September 30, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (5)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$6,411	$1,110	$529	$1	$1,640	25.6%
2	Doubletree Guest Suites Minneapolis	5,773	255	627	736	1,618	28.0%
3	Doubletree Guest Suites Times Square (2)	40,383	2,325	5,607	2,925	10,857	26.9%
4	Embassy Suites Chicago	15,232	(938)	2,052	3,199	4,313	28.3%
5	Embassy Suites La Jolla	13,414	(691)	2,816	3,472	5,597	41.7%
6	Fairmont Newport Beach	17,968	(1,093)	4,225	-	3,132	17.4%
7	Hilton Del Mar	9,142	(50)	1,109	1,059	2,118	23.2%
8	Hilton North Houston	16,106	(932)	2,623	1,469	3,160	19.6%
9	Hilton San Diego Bayfront (2)	74,238	3,900	14,603	7,091	25,594	34.5%
10	Hilton Times Square	33,089	(2,669)	6,942	3,759	8,032	24.3%
11	Hyatt Regency Newport Beach	21,634	2,118	2,065	-	4,183	19.3%
12	JW Marriott New Orleans	19,508	1,714	1,575	1,755	5,044	25.9%
13	Kahler Grand	17,099	1,196	2,044	1,174	4,414	25.8%
14	Kahler Inn & Suites	5,195	335	668	843	1,846	35.5%
15	Marriott Boston Long Wharf	29,077	(3,559)	5,809	7,459	9,709	33.4%
16	Marriott Del Mar	11,296	(1,165)	1,175	2,082	2,092	18.5%
17	Marriott Houston	8,830	(1,039)	1,234	973	1,168	13.2%
18	Marriott Park City	6,976	200	804	639	1,643	23.6%
19	Marriott Philadelphia	11,599	(332)	1,354	1,153	2,175	18.8%
20	Marriott Portland	8,702	1,944	955	-	2,899	33.3%
21	Marriott Quincy	16,700	234	3,115	-	3,349	20.1%
22	Marriott Rochester	9,452	322	1,344	1,385	3,051	32.3%
23	Marriott Troy	10,537	(1,537)	1,705	1,487	1,655	15.7%
24	Marriott Tysons Corner	14,682	504	2,110	1,897	4,511	30.7%
25	Renaissance Harborplace	28,022	(3,258)	6,124	4,157	7,023	25.1%
26	Renaissance Los Angeles Airport	14,059	(366)	2,110	-	1,744	12.4%
27	Renaissance Long Beach	12,750	(231)	1,871	1,285	2,925	22.9%
28	Renaissance Orlando at SeaWorld ®	33,892	(119)	5,556	3,572	9,009	26.6%
29	Renaissance Washington DC	46,475	1,316	5,573	6,021	12,910	27.8%
30	Renaissance Westchester	12,482	267	906	-	1,173	9.4%
31	Residence Inn by Marriott Rochester	2,572	732	411	-	1,143	44.4%
32	Sheraton Cerritos	7,479	436	1,098	-	1,534	20.5%

	Total Comparable Portfolio (4)	580,774	929	90,739	59,593	151,261	26.0%

	Prior Ownership Results (4)
	Renaissance Westchester	8,285	346	561	-	907	10.9%
	Doubletree Guest Suites Times Square (2)	40,383	2,325	5,607	2,925	10,857	26.9%
	JW Marriott New Orleans	19,508	1,714	1,575	1,755	5,044	25.9%
	Hilton San Diego Bayfront (2)	74,238	3,900	14,603	7,091	25,594	34.5%

	Total Actual Portfolio	$438,360	$(7,356)	$68,393	$47,822	$108,859	24.8%

	*Footnotes on page 69.

APPENDIX	Page 68

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

YTD Q3 2011/2010

(1)

Total Comparable Portfolio for the nine months ended September 30, 2011 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Adjusted Net Income / (Loss) for the nine months ended September 30, 2011 includes the following adjustments: (1) Doubletree Guest Suites Times Square add back $2.8 million to actual results and $0.1 million to prior ownership results related to amortization of lease intangibles and add back $0.1 million to actual results and $5,000 to prior ownership results related to non-cash straightline lease expense; (2) Hilton San Diego Bayfront add back $1.0 million to actual results and $0.4 million to prior ownership results related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.2 million related to amortization of lease intangibles, $0.6 million related to non-cash straightline lease expense and $0.1 million related to management transition costs; (4) JW Marriott New Orleans add back $4,000 to actual results and $1,000 to prior ownership results related to non-cash straightline lease expense; and (5) Marriott Del Mar add back $23,000 related to amortization of lease intangibles.

(4)

Total Comparable Portfolio for the nine months ended September 30, 2010 includes prior ownership results for the Renaissance Westchester while it was held in receivership prior to the Company’s reacquisition of the hotel on June 14, 2010, the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(5)

Adjusted Net Income / (Loss) for the nine months ended September 30, 2010 includes the following adjustments: (1) Courtyard by Marriott Los Angeles add back $6,000 related to management transition costs; (2) Doubletree Guest Suites Minneapolis add back $3,000 related to management transition costs; (3) Doubletree Guest Suites Times Square add back $3.0 million and $0.1 million to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (4) Embassy Suites Chicago add back $37,000 related to management transition costs; (5) Hilton Del Mar add back $76,000 related to management transition costs; (6) Hilton North Houston add back $18,000 related to management transition costs; (7) Hilton San Diego Bayfront add back $1.4 million to prior ownership results related to non-cash straightline lease expense; (8) Hilton Times Square add back $0.2 million related to amortization of lease intangibles, $0.7 million related to non-cash straightline lease expense and $4,000 related to management transition costs; (9) JW Marriott New Orleans add back $6,000 to prior ownership results related to non-cash straightline lease expense; (10) Kahler Grand add back $20,000 related to management transition costs; (11) Kahler Inn & Suites add back $6,000 related to management transition costs; (12) Marriott Del Mar add back $35,000 related to amortization of lease intangibles; (13) Marriott Houston add back $14,000 related to management transition costs; (14) Marriott Park City add back $12,000 related to management transition costs; (15) Marriott Portland add back $11,000 related to management transition costs; (16) Marriott Rochester add back $7,000 related to management transition costs; (17) Residence Inn by Marriott Rochester add back $3,000 related to management transition costs; and (18) Sheraton Cerritos add back $13,000 related to management transition costs.

APPENDIX	Page 69

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q4 2010

		For the Three Months Ended December 31, 2010
			Adjusted	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /			Hotel	EBITDA
		Revenues	(Loss) (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Courtyard by Marriott Los Angeles	$1,990	$243	$175	$-	$418	21.0%
2	Doubletree Guest Suites Minneapolis	1,878	1	201	245	447	23.8%
3	Doubletree Guest Suites Times Square (2)	19,769	5,783	1,869	970	8,622	43.6%
4	Embassy Suites Chicago	4,982	1,413	701	1,076	3,190	64.0%
5	Embassy Suites La Jolla	3,610	(950)	956	1,158	1,164	32.2%
6	Fairmont Newport Beach	5,321	(856)	1,376	-	520	9.8%
7	Hilton Del Mar	2,377	(495)	365	353	223	9.4%
8	Hilton North Houston	4,412	(440)	839	491	890	20.2%
9	Hilton San Diego Bayfront (2)	26,134	1,544	4,867	2,335	8,746	33.5%
10	Hilton Times Square	13,729	1,148	2,317	1,405	4,870	35.5%
11	Hyatt Regency Newport Beach	5,673	(344)	679	-	335	5.9%
12	JW Marriott New Orleans	8,489	1,187	525	581	2,293	27.0%
13	Kahler Grand	5,851	302	690	391	1,383	23.6%
14	Kahler Inn & Suites	1,706	320	231	-	551	32.3%
15	Marriott Boston Long Wharf	12,747	(634)	1,952	2,513	3,831	30.1%
16	Marriott Del Mar	4,774	(315)	394	701	780	16.3%
17	Marriott Houston	2,531	(594)	411	325	142	5.6%
18	Marriott Park City	1,376	(566)	285	212	(69)	-5.0%
19	Marriott Philadelphia	5,462	433	450	384	1,267	23.2%
20	Marriott Portland	2,631	534	276	-	810	30.8%
21	Marriott Quincy	8,396	1,060	1,064	-	2,124	25.3%
22	Marriott Rochester	3,067	411	457	-	868	28.3%
23	Marriott Troy	4,862	(2)	563	496	1,057	21.7%
24	Marriott Tysons Corner	6,506	680	699	632	2,011	30.9%
25	Renaissance Harborplace	13,598	1,064	1,994	1,401	4,459	32.8%
26	Renaissance Los Angeles Airport	6,190	(52)	711	-	659	10.6%
27	Renaissance Long Beach	5,697	412	601	428	1,441	25.3%
28	Renaissance Orlando at SeaWorld ®	13,872	350	1,808	1,191	3,349	24.1%
29	Renaissance Washington DC	21,034	2,686	1,828	1,994	6,508	30.9%
30	Renaissance Westchester	5,774	493	294	-	787	13.6%
31	Residence Inn by Marriott Rochester	882	230	140	-	370	42.0%
32	Sheraton Cerritos	2,774	329	355	-	684	24.7%

	Total Comparable Portfolio (1)	228,094	15,375	30,073	19,282	64,730	28.4%

	Prior Ownership Results (1)
	Doubletree Guest Suites Times Square (2)	19,769	5,783	1,869	970	8,622	43.6%
	JW Marriott New Orleans	8,489	1,187	525	581	2,293	27.0%
	Hilton San Diego Bayfront (2)	26,134	1,544	4,867	2,335	8,746	33.5%

	Total Actual Portfolio	$173,702	$6,861	$22,812	$15,396	$45,069	25.9%

	*Footnotes on page 71.

APPENDIX	Page 70

Supplemental Financial Information – Unaudited November 7, 2011

Property-Level EBITDA Reconciliation

Q4 2010

(1)

Total Comparable Portfolio for the three months ended December 31, 2010 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Adjusted Net Income / (Loss) for the three months ended December 31, 2010 includes the following adjustments: (1) Doubletree Guest Suites Times Square add back $1.0 million and $38,000 to prior ownership results related to amortization of lease intangibles and non-cash straightline lease expense, respectively; (2) Hilton San Diego Bayfront add back $0.4 million to prior ownership results related to non-cash straightline lease expense; (3) Hilton Times Square add back $0.1 million related to amortization of lease intangibles and $0.2 million related to non-cash straightline lease expense; (4) JW Marriott New Orleans add back $2,000 to prior ownership results related to non-cash straightline lease expense; and (5) Marriott Del Mar add back $<8,000> related to amortization of lease intangibles.

APPENDIX	Page 71